Exhibit 4.1

Form of

Subscription Documents For

ONEX FALCON DIRECT LENDING BDC FUND

ONEX FALCON DIRECT LENDING BDC FUND

DIRECTIONS FOR THE COMPLETION

OF THE SUBSCRIPTION DOCUMENTS

Prospective investors must complete all of the subscription documents (the “Subscription Documents”) contained in this package in the manner described below. For purposes of these Subscription Documents, the “Investor” is the person or entity for whose account the common shares of beneficial interest of the Fund (the “Shares”) are being purchased. Another person or entity with investment authority may execute the Subscription Documents on behalf of the Investor but should indicate the capacity in which it is doing so and the name of the Investor. Capitalized terms not defined and used herein are as defined in the Confidential Private Placement Memorandum (the “Memorandum”) of Onex Falcon Direct Lending BDC Fund (the “Fund”), a Delaware statutory trust (as amended from time to time).

1.	Subscription Agreement:

(a)	Each Investor should fill in the amount of the Capital Commitment (as defined herein) on the signature page of the Subscription Agreement.

(b)

Each Investor should date, print the name of the Investor and sign (and print name, capacity and title of signatory, if applicable) on the signature page to the Subscription Agreement and provide a copy of government-issued photo identification for each signatory.

(c)	Each Investor should complete the appropriate the appropriate acknowledgment form (making any changes necessary to reflect the Investor’s particular circumstances).

(d)	Each Investor who is a Swiss Investor (as defined herein) should complete Annex 3 to the Subscription Agreement.

(e)	Each Investor who is an EEA Investor (as defined herein) should complete Annex 4 to the Subscription Agreement.

2.	Investor Data Sheet:

Each Investor should complete the Investor Data Sheet attached hereto.

3.	Investor Questionnaire:

(a)	Each Investor should print the name of the Investor and provide other requested information in the space provided in Section A.

(b)	Each Investor should check the box or boxes in Section B that are next to the category or categories under which the Investor qualifies as an “accredited investor.”

(c)	Each Investor that is an entity should provide the information and respond to the questions in Section C.

(d)	Each Investor should respond to the questions in Section D.

(e)	Each Investor who is a natural person should respond to Section E.

(f)	Each Investor should check the appropriate boxes, provide the requested information and respond to the questions in Section F.

(g)	Each Investor should respond to the questions in Section G.

i

ONEX FALCON DIRECT LENDING BDC FUND

(h)	Each Investor should check the appropriate boxes, provide the requested information and respond to the questions in Section H.

(i)	Each Investor should check the appropriate boxes, provide the requested information and respond to the questions in Section I.

(j)	Each Investor that is a resident of the United Kingdom should respond to the questions in Section J.

(k)	Each Investor should print the name of the Investor and sign (and print name, capacity and title, if applicable) on the signature page to the Investor Questionnaire.

4.	W-8 or W-9 Tax Form:

Each Investor should fill in and sign and date an Internal Revenue Service (“IRS”) Form W-8 or Form W-9 in accordance with the instructions to the Form (see Annex 2). Form W-9 is attached hereto. If Form W-8 is required, please see the IRS web site.

5.	Evidence of Authorization and Further Documentation:

Investors must provide an acknowledgment form (referenced in Item 1(c) above) based on the type of Investor (e.g., individual, partnership, corporation). In addition, additional evidence of authorization must be submitted as follows for the following types of Investors:

For Individuals:

Individuals should provide a copy of a passport or a driver’s license with their photograph and country of citizenship. If an individual Investor is using a third party to act on his/her behalf, a copy of the driver’s license or passport of that third party should be provided. If the copy of the passport or driver’s license of the Investor or third party does not contain the individual’s current address, then an additional government-issued identification document certifying the individual’s name and current address is required.

For Corporations:

Corporations must submit certified corporate resolutions authorizing the subscription and identifying the corporate officer empowered to sign the Subscription Documents. Corporations must also provide a copy of the certificate of incorporation or other information identifying the place of incorporation. Privately-held corporations must submit a copy of government-issued photo identification for any person ultimately beneficially owning 10% or more equity. Publicly-held corporations must provide a Form 10-K.

For Partnerships:

Partnerships must submit a certified copy of the partnership certificate (in the case of limited partnerships) or partnership agreement identifying the general partner(s) and the place of formation, as well as a document identifying authorized signatories and a copy of government-issued photo identification for any person ultimately beneficially owning 10% or more equity.

For Limited Liability Companies:

Limited liability companies must submit a copy of the operating agreement identifying the manager or managing member, as applicable, as well as a copy of the certificate of formation or other information identifying the place of formation, a document identifying authorized signatories and a copy of government-issued photo identification for any person ultimately beneficially owning 10% or more equity.

ONEX FALCON DIRECT LENDING BDC FUND

For Sovereign Wealth Funds or Non-U.S. State-Owned Funds/Companies:

Sovereign Wealth Funds and Non-U.S. State-Owned Funds/Companies must submit a document identifying authorized signatories.

For Trusts:

Trusts must submit a copy of the trust agreement, certificate of trust or equivalent, a document identifying authorized signatories and proof of identify (as applicable) of the (i) settlor and/or grantor, (ii) trustee(s), and other controlling persons, (iii) trust beneficiaries (who receive 10% or more of the economic benefit of the trust) and (iv) any person ultimately beneficially owning 10% or more of such beneficiaries’ equity, partnership, membership or other similar ownership interest.

For Pension Plans:

Pension plans must submit a copy of the trust agreement, certificate of trust or equivalent and a certificate of an appropriate officer certifying that the subscription has been authorized and identifying the individual empowered to sign the Subscription Documents.

For Foundations:

Foundations must submit a copy of the certificate of incorporation, an IRS Non-Profit Determination, 501(c)(3) Letter or Form 990 (or equivalent) and a document identifying authorized signatories.

See also Annex 1 to determine that appropriate documentation has been provided.

Investors may be requested to furnish other or additional documentation evidencing the authority to invest in the Fund.

6.	Source of Funds:

Each Investor must submit a record of the source of the funds with which the Investor is purchasing Shares in the Fund. Examples of an acceptable record of source of funds may include: (i) the first page of the Investor’s bank statement or (ii) an email certification from the Investor indicating (x) the nature of an Investor’s business and (y) the source of the Investor’s funds. Each individual listed in question 16 of Section C of the Investor Questionnaire must also submit a record of source of funds.

Investors may be requested to furnish other or additional documentation evidencing the source of funds used to invest in the Fund.

7.	Delivery of Subscription Documents:

Subscription Documents, consisting of the following completed documents:

(a)	one signed copy of the Subscription Agreement;

(b)	the appropriate completed and executed acknowledgment form;

(c)	the Investor Data Sheet;

(d)	a signed Investor Questionnaire;

(e)	a signed Form W-8 or W-9; and

ONEX FALCON DIRECT LENDING BDC FUND

(f)

any required evidence of authorization, as described above and in Annex 1 hereto, should be delivered as soon as possible by email to Simpson Thacher & Bartlett LLP (email: List-OnexBDCSubDocs@lists.stblaw.com) as soon as possible.

In addition, please send (a) the completed and executed signature page of the Subscription Agreement, (b) the appropriate completed and executed acknowledgment form, (c) the Investor Data Sheet, (d) the completed and executed Investor Questionnaire, (e) the completed Form W-8 or W-9, and (f) any required evidence of authorization, as described above, by electronic mail to Erin Randall at List-OnexBDCSubDocs@lists.stblaw.com) as soon as possible.

Inquiries regarding subscription procedures (including, if the Investor Questionnaire indicates that any Investor’s response to a question requires further information) should be directed to Erin Randall at List-OnexBDCSubDocs@lists.stblaw.com). If the Investor’s subscription is accepted by the Fund (in whole or in part), a fully executed set of the Subscription Documents will be returned to the Investor.

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ONEX FALCON DIRECT LENDING BDC FUND

SUBSCRIPTION AGREEMENT

Onex Falcon Direct Lending BDC Fund

Onex Falcon Investment Advisors, LLC

21 Custom House Street, 10th Floor

Boston, Massachusetts 02110

Ladies and Gentlemen:

1. Subscription.

(a) The signatory hereto (the “Investor”) subscribes for and agrees to purchase common shares of beneficial interest, par value $0.001 (“Shares”) of Onex Falcon Direct Lending BDC Fund, a Delaware statutory trust (“we,” “us,” “our,” or the “Fund”) with a Capital Commitment (as defined herein) set forth on the signature page below upon the terms and conditions set forth herein. The Investor acknowledges and agrees that this subscription is irrevocable on the part of the Investor and that the Fund may accept or reject this subscription in whole or in part at any time on or prior to its acceptance and in its sole discretion. If the subscription is rejected in its entirety, this subscription agreement (the “Subscription Agreement”) shall have no force or effect. The Investor agrees to be bound by all the terms and provisions of the Fund’s confidential private placement memorandum (as amended or supplemented from time to time, the “Memorandum”), the Fund’s declaration of trust, as amended from time to time (the “Declaration of Trust”), the Fund’s Bylaws, as amended from time to time (the “Bylaws”), the Investment Advisory Agreement with Onex Falcon Investment Advisors, LLC, our investment adviser (the “Adviser”), as and when in effect and as amended from time to time (the “Advisory Agreement”), the Administration Agreement between the Fund and Onex Falcon Investment Advisors, LLC, our administrator (the “Administrator”), as and when in effect and as amended from time to time (the “Administration Agreement,” and together with the Memorandum, the Declaration of Trust, the Bylaws and the Advisory Agreement, the “Operative Documents”). Capitalized terms not defined herein are used as defined in the Memorandum. The Fund has entered into or expects to enter into separate subscription agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with other purchasers (the “Other Investors”), providing for the sale to the Other Investors of Shares. This Subscription Agreement and the Other Subscription Agreements are separate agreements, and the sales of Shares to the Investor and the Other Investors are separate sales.

(b) The Investor agrees to purchase Shares for an aggregate purchase price equal to the amount set forth on the signature page hereto (the “Capital Commitment”), payable at least five Business Days prior to the first day of any calendar month (unless waived by the Adviser). “Business Day” means any day, other than Saturday, Sunday or a U.S. federal holiday, and shall consist of the time period from 12:01 a.m. through 12:00 midnight Eastern time.

(c) As of a date to be determined by the Fund, but in any case within 20 business days of the first day of any calendar month, the Fund will inform each Investor that has made a Capital Commitment under this Subscription Agreement of (i) the number of Shares the Investor has purchased and (ii) the purchase price of such Shares based on the Fund’s net asset value per share as of the last day of the immediately preceding calendar month.

2. Closings.

(a) The closing of each Subscription Agreement will take place on such date as determined by the Fund at the offices of the Adviser, 21 Custom House Street, 10th Floor, Boston, Massachusetts 02110 or at such other place as shall be agreed upon by the Fund and any Investor (each closing of a Subscription Agreement, a “Closing Date.”)

ONEX FALCON DIRECT LENDING BDC FUND

(b) The Investor agrees to provide any information reasonably requested by the Fund with respect to itself and its direct and indirect beneficial owners to verify the accuracy of the representations and warranties contained herein, including, without limitation, the Investor Questionnaire, to comply with any law, rule, regulation or order to which the Fund, the Adviser or their respective Affiliates may be subject, and otherwise as the Adviser may reasonably request in connection with the business of the Fund and its investments. Promptly after the Closing Date, the Fund will deliver to the Investor or its nominee, if the Investor’s subscription has been accepted, confirmation of the Fund’s acceptance of the Investor’s subscription.

3. Distributions; Dividend Reinvestment Program. As described more fully in the Memorandum, the Fund generally intends to distribute, out of assets legally available for distribution, substantially all of its available earnings, on a quarterly basis, as determined by the Fund’s Board in its discretion. The Fund will reinvest all cash dividends declared by the Board on behalf of Investors who do not elect to receive their dividends in cash, crediting to each such Investor a number of Shares equal to the quotient determined by dividing the cash value of the dividend payable to such Investor by the net asset value per Share as of the date such dividend was declared. The Investor may elect to receive any or all such dividends in cash by notifying the Adviser in writing no later than 10 days prior to the record date for the first dividend that the Investor wishes to receive in cash.

4. Representations and Warranties of the Investor. To induce the Fund to accept this subscription, the Investor represents and warrants as follows:

(a) The Investor has been furnished with and has carefully read the Memorandum, this Subscription Agreement, and each Operative Document, in each case as amended, restated and/or supplemented through the Closing Date of the Investor’s subscription for Shares. The Investor has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, is able to bear the risks of an investment in the Shares and understands the risks of, and other considerations relating to, a purchase of a Share, including the matters set forth under the captions “Risk Factors” and “Potential Conflicts of Interest” in the Memorandum. The Investor acknowledges that it has made an independent decision to invest in the Fund and that, in making its decision to subscribe for a Share, the Investor has relied solely upon the Memorandum and independent investigations made by the Investor. The Investor is not relying on the Fund, the Adviser, any placement agent of the Fund (a “Placement Agent”) or any other person or entity with respect to the legal, tax and other economic considerations involved in this investment other than the Investor’s own advisers. The Investor’s investment in the Shares is consistent with the investment purposes, objectives and cash flow requirements of the Investor and will not adversely affect the Investor’s overall need for diversification and liquidity.

(b) If the Investor is a natural person or an individual retirement account, the Investor has been furnished with and has carefully read the Fund’s privacy notice attached hereto as Schedule 1, and the Investor authorizes the Fund and its affiliates to deliver the privacy notice and any amendments thereto by electronic mail and/or web-based reporting.

(c) The Shares to be acquired hereunder are being acquired by the Investor for the Investor’s own account for investment purposes only and not with a view to resale or distribution.

(d) The Investor understands that the Fund (i) intends to file an election to be treated as a business development company under the Investment Company Act of 1940, as amended (the “Investment Company Act”) and (ii) intends to file an election to be treated as a regulated investment company within the meaning of Section 851 of the Code, for U.S. federal income tax purposes; pursuant to those elections, the Investor will be required to furnish certain information to the Fund as required under Treasury Regulations § 1.852-6(a) and other regulations. If the Investor is unable or refuses to provide such information directly to the Fund, the Investor understands that it will be required to include additional information on its income tax return as provided in Treasury Regulations § 1.852-7. The Fund intends to file a registration statement on Form 10 (the “Form 10 Registration Statement”) for its common shares of beneficial interest with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Form 10 Registration Statement is not the offering document pursuant to which the Fund is conducting this offering and may not include all information regarding the Fund contained in the Memorandum; accordingly, Investors should rely exclusively on information contained in the Operative Documents in making their investment decisions. The Investor acknowledges it may be required to make filings with the SEC pursuant to Section 13 or Section 16 of the Exchange Act, as applicable.

ONEX FALCON DIRECT LENDING BDC FUND

(e) If the Investor is a U.S. Person as such term is defined in Rule 902(k)(1) of Regulation S of the Securities Act, the Investor understands that the Fund requires each investor in the Fund to be an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act (“Accredited Investor”) and the Investor represents and warrants that it is an Accredited Investor. To the extent that any “look-through” rules apply to the Investor under the Securities Act, each beneficial owner and each Person that holds an equity interest in the Investor is, and each future beneficial owner and each Person that at any time in the future holds an equity interest in the Investor will be, an “accredited investor” as so defined. The Investor understands that the offering and sale of the Shares in non-U.S. jurisdictions may be subject to additional restrictions and limitations, and represents and warrants that it is acquiring its Shares in compliance with all applicable laws, rules, regulations and other legal requirements applicable to the Investor including, without limitation, the legal requirements of jurisdictions in which the Investor is resident and in which such acquisition is being consummated. Furthermore, the Investor understands that all offerings and sales made outside of the United States will be made pursuant to Regulation S under the Securities Act. The Investor is not subject to any sanction, order or other disciplinary status that would limit its ability to invest in the Fund or participate as a Limited Partner, or otherwise that would limit the ability of the Fund to carry out the offering of Interests (including under Regulation D).

(f) If the Investor is not a U.S. person (as defined herein), it (i) will not transfer or deliver any interest in the Shares except in accordance with the restrictions set forth in the Memorandum and the Subscription Agreement; (ii) will notify the Fund immediately if the Investor becomes a U.S. person at any time during which the Investor holds or owns any Shares; (iii) is not subscribing on behalf of, or funding its Capital Commitment with funds obtained from, U.S. persons; and (iv) is acquiring the Shares to be acquired hereunder for the Investor’s own account for investment purposes only and not with a view to resale or distribution.

(g) If the Investor is not a U.S. person, except for offers and sales to discretionary or similar accounts held for the benefit or account of a non-U.S. person by a U.S. dealer or other professional fiduciary, all offers to sell and offers to buy the Shares were made to or by the Investor while the Investor was outside the United States, and at the time that the Investor’s order to buy the Shares was originated the Investor was outside the United States.

(h) To the full satisfaction of the Investor, the Investor has been furnished any materials the Investor has requested relating to the Fund, the offering of Shares or any statement made in the Memorandum, and the Investor has been afforded the opportunity to ask questions of representatives of the Fund concerning the terms and conditions of the offering and to obtain any additional information necessary to verify the accuracy of any representations or information set forth in the Memorandum, and all such questions, if asked, have been answered satisfactorily and all such documents, if examined, have been found to be satisfactory.

(i) Other than as set forth herein or in the Memorandum, the Operative Documents and the Subscription Agreement, the Investor is not relying upon any other information (including, without limitation, any general solicitation, advertisement, article, notice or other communication published in any newspaper, magazine or similar media (including any internet site whose information about the Fund is not password protected) or broadcast over television or radio, and any seminars or meetings whose attendees have been invited by any general solicitation or advertising), representation or warranty by the Fund, the Adviser, their affiliates or any agent or representative of them, written or otherwise, in determining to invest in the Fund. The Investor has consulted, to the extent deemed appropriate by the Investor, with the Investor’s own advisers as to the financial, tax, legal, accounting, regulatory and related matters concerning an investment in the Shares and on that basis understands the financial, tax, legal, accounting, regulatory and related consequences of an investment in the Shares and believes that an investment in the Shares is suitable and appropriate for the Investor.

ONEX FALCON DIRECT LENDING BDC FUND

(j) The Investor understands that the Shares have not been and will not be registered under the Securities Act or any U.S. state securities laws or the securities laws of any other jurisdiction. The Investor will notify the Fund prior to any intended sale, offer for sale, exchange, transfer, assignment, pledge, hypothecation or otherwise disposal of (each, a “Transfer”) the Shares or any beneficial interest therein. The Investor will not Transfer the Shares without the prior written consent of the Fund and the Adviser, which may be granted or withheld in their sole discretion, and unless the Shares are registered or Transfer is exempt from registration and otherwise complies with all applicable securities laws. The Investor understands that the Fund and the Adviser may elect not to grant such consent. No Transfer will require the Fund to register the Shares under the Securities Act, under any U.S. state securities laws or under the laws of any other jurisdiction. No Shares shall be transferred in the event that such Transfer would (A) violate the Securities Act, Investment Company Act or any state (or other jurisdiction) securities or “Blue Sky” laws applicable to the Fund or such Transfer would, (B) constitute a non-exempt “prohibited transaction” under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or (C) would be reasonably likely to cause all or any portion of the assets of the Fund to constitute “plan assets” for purposes of ERISA or Section 4975 of the Code. The Investor understands that the Fund has no intention to register the Shares under the Securities Act or any state and is under no obligation to assist the Investor in obtaining or complying with any exemption from registration. The Investor understands that the Fund may require that a proposed transferee meet appropriate financial and other suitability standards and that the Investor furnish a legal opinion satisfactory to the Fund and its counsel that the proposed transfer complies with any applicable federal, state and any other securities laws. The Investor understands that an appropriate legend evidencing such restrictions may be placed on any certificates issued representing the Shares and appropriate stop transfer instructions may be placed with respect to the Shares.

(i) The Investor acknowledges that the Investor is aware and understands that there are other substantial restrictions on the transferability of Shares or Capital Commitment under this Subscription Agreement, the Operative Documents and under applicable law including, but not limited to, the fact that (A) there is no established market for the Shares and it is likely that no public market for the Shares will develop; and (B) the Investor may have to hold the Shares herein subscribed for and bear the economic risk of this investment indefinitely, and it may not be possible for the Investor to liquidate its investment in the Fund. The Investor acknowledges that it has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, has the ability to retain its Shares for an indefinite period and at the present time and in the foreseeable future can afford a complete loss of this investment.

(ii) Notwithstanding any other provisions of this Subscription Agreement, the Investor covenants that it will not Transfer all or any part of the Shares or its Capital Commitment (or purport to do so) if such Transfer would cause (A) the Fund or the Adviser to be in violation of the U.S. Bank Secrecy Act, as amended, the U.S. Money Laundering Control Act of 1986, as amended, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended, or any similar U.S. federal, state or non-U.S. law or regulation; or (B) the Shares to be held by a country, territory, entity or individual currently subject to any economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the (a) U.S. government by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or the U.S. Department of State or (b) the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom (collectively, “Sanctions”) or any entity or individual that resides or has a place of business in, or is organized under the laws of, a country or territory that is subject to any Sanctions.

(k) The Investor understands that:

(i) No U.S. federal or state agency has passed upon the Shares or made any findings or determination as to the fairness of this investment; and

ONEX FALCON DIRECT LENDING BDC FUND

(ii) The certifications, representations, warranties, covenants, agreements, undertakings and acknowledgments made by the Investor in this Subscription Agreement will be relied upon by the Fund, the Adviser and the Placement Agent (as applicable) in determining the Investor’s suitability as a purchaser of a Share and the Fund’s compliance with U.S. federal and state securities laws, and shall survive the Investor’s admission as a Shareholder.

(l) If the Investor is not a natural person, (i) the Investor has the power, authority and legal capacity to enter into this Subscription Agreement and each other document required to be executed and delivered by the Investor in connection with this subscription for Shares, and to perform its obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby, and (ii) the person signing this Subscription Agreement on behalf of the Investor has been duly authorized to execute and deliver this Subscription Agreement and each other document required to be executed and delivered by the Investor in connection with this subscription for Shares and, upon request by the Fund, will furnish to the Fund true and correct copies of any instruments governing the Investor, including all amendments thereto. If the Investor is an individual, the Investor has all requisite power, authority and legal capacity to acquire and hold the Shares and to execute, deliver and comply with the terms of each of the documents required to be executed and delivered by the Investor in connection with this subscription for Shares. If the Investor lives in a community property state in the United States, either (i) the source of the Investor’s Capital Commitment will be separate property of the Investor and the Investor will hold its Shares as separate property, or (ii) the Investor has the authority alone to bind the community with respect to this Subscription Agreement and all other agreements contemplated hereby, including, without limitation, the Memorandum. The execution and delivery by or on behalf of the Investor of, and compliance by the Investor with, this Subscription Agreement and each other document required to be executed and delivered by or on behalf of the Investor in connection with this subscription for Shares does not violate or represent a breach of, or constitute a default under, any instruments governing the Investor, any law, regulation or order, or any agreement to which the Investor is a party or by which the Investor is bound. This Subscription Agreement has been duly executed by the Investor and constitutes a valid and legally binding agreement of the Investor, enforceable against it in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, by equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing).

(m) The Investor: (i) is not registered or required to be registered as an investment company under the Investment Company Act; (ii) has not elected to be regulated as a business development company under the Investment Company Act; and (iii) either (A) is not relying on the exception from the definition of “investment company” under the Investment Company Act set forth in Section 3(c)(1) or 3(c)(7) thereunder or (B) is otherwise permitted to acquire and hold more than 3% of the outstanding voting securities of a business development company.

(n) If the Investor is a Swiss Investor or EEA Investor, the Investor represents and warrants that it or the beneficial owner (if applicable) is a “professional investor” as defined in the AIFMD1.

(o) If the Investor is, or is acting (directly or indirectly) on behalf of, a “Plan” (as defined below) that is subject to Title I of ERISA, Section 4975 of the Code, or any provisions of any other federal, state, local, Non-U.S. or other laws or regulations that are similar to those provisions of ERISA or the Code (collectively, “Other Plan Laws”): (1) the decision to invest in the Fund was made by a fiduciary (within the meaning of Section 3(21) of ERISA and the regulations thereunder, or as defined under applicable Other Plan Laws, as applicable) (a “Fiduciary”) of the Plan who is professionally advised, independent of and unrelated to, the Board, the Adviser, the Administrator, the Fund and their respective affiliates (collectively, the “Relevant Entities”) and who is: (i) duly authorized to make such an investment decision on behalf of the Plan, (ii) capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies, and (iii) responsible for exercising independent

[1]

Under AIFMD “professional investor” means an investor which is considered to be a professional client or may, on request, be treated professional client within the meaning of Annex II to Directive 2004/39/EC.

ONEX FALCON DIRECT LENDING BDC FUND

judgment in evaluating an investment in the Fund; (2) the Fiduciary has taken into consideration its fiduciary duties under applicable law, including ERISA and applicable Other Plan Laws, including the diversification requirements of Section 404(a)(1)(C) of ERISA (if applicable), in authorizing the Plan’s investment in the Fund and has concluded that such investment is prudent; (3) the Plan’s subscription to invest in the Fund and the purchase of Shares contemplated thereby is in accordance with the terms of the Plan’s governing instruments and complies with all applicable requirements of ERISA, the Code and all applicable Other Plan Laws and does not constitute a non-exempt prohibited transaction under ERISA or Section 4975 of the Code or a violation under any applicable Other Plan Laws; and (4) the Fiduciary acknowledges and agrees that none of the Relevant Entities will be a fiduciary with respect to the Plan as a result of the Plan’s investment in the Fund, pursuant to the provisions of ERISA or any applicable Other Plan Laws, or otherwise, and the Fiduciary has not relied on, and is not relying on, the investment advice of any such person with respect to the Plan’s investment in the Fund and no such investment advice has been given in connection with the Plan’s investment in the Fund. If the Investor is (directly or indirectly) investing the assets of a Plan that is not subject to Title I of ERISA or Section 4975 of the Code but is subject to any other federal, state, local, non-U.S. or other laws or regulations that could cause the underlying assets of the Fund to be treated as assets of the Plan by virtue of its investment in the Fund and thereby subject the Fund and the Adviser (or other persons or entities responsible for the operation of the Fund and/or the investment of the Fund’s assets) to laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions contained in Title I of ERISA or Section 4975 of the Code (“Similar Law”), the Fund’s assets would not constitute the assets of such Plan under the provisions of any applicable Similar Law. “Plan” includes (i) an “employee benefit plan” (within the meaning of Section 3(3) of ERISA), whether or not subject to ERISA, (ii) a “plan” described in Section 4975(e)(1) of the Code (including without limitation, an individual retirement account (“IRA”), whether or not subject to Section 4975 of the Code), (iii) a plan, fund or other similar program that is established or maintained outside the United States that provides for retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, (iv) an insurance company using general account assets, if such general account assets are deemed to include assets of any employee benefit plan or plan for purposes of Title I of ERISA or Section 4975 of the Code, and (v) an entity whose underlying assets are considered to constitute the assets of any of the foregoing described in clauses (i), (ii), (iii) or (iv), pursuant to ERISA or otherwise.

(p) The Investor was offered the Shares through private negotiations, not through any general solicitation or general advertising. If the Investor is a U.S. person, the Investor was offered the Shares in the jurisdiction listed in the Investor’s permanent address set forth in the Investor Questionnaire attached hereto or previously provided to the Fund and, to the extent any state securities laws govern the Investor’s subscription (in addition to applicable U.S. federal securities laws), the securities laws of such jurisdiction shall govern.

(q) The Investor acknowledges, or, if the Investor is acting as agent, representative or nominee for a subscriber (a “Beneficial Owner”), the Investor has advised the Beneficial Owner that the Fund has entered, or may enter, into an agreement with a Placement Agent providing for a payment from the Fund of a one-time or ongoing fee based upon the Shares of any Investor introduced to the Fund by such Placement Agent.

(r) If the Investor is a “charitable remainder trust” within the meaning of Section 664 of the Code, the Investor has advised the Fund in writing of such fact and the Investor acknowledges that it understands the risks, including specifically the tax risks, if any, associated with its investment in the Fund.

(s) The Investor understands and agrees that the Fund and the Adviser may present this Subscription Agreement and the information provided in answers to it to such parties (e.g., affiliates, attorneys, auditors, banks, lenders, brokers and regulators) as it deems necessary or advisable to facilitate the acceptance and management of the Investor’s Capital Commitment and the operation of the Fund, including, but not limited to, in connection with anti-money laundering and similar laws, if called upon to establish the availability under any applicable law of an exemption from registration of the Shares, the compliance with applicable law and any relevant exemptions thereto by the Fund and the Adviser or their affiliates, or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Fund and the Adviser or their affiliates are a party or by which they are or may be bound or if the information is required to facilitate the Fund’s investments. The Fund may also release information about the Investor if directed to do so by the Investor, if compelled to do so by law or in connection with any government or self-regulatory organization request or investigation.

ONEX FALCON DIRECT LENDING BDC FUND

(t) If the Investor is acting as agent, representative or nominee for a Beneficial Owner, the Investor understands and acknowledges that the representations, warranties and agreements made herein are made by the Investor: (i) with respect to the Investor; and (ii) with respect to the Beneficial Owner. The Investor represents and warrants that it: (1) has all requisite power and authority from said Beneficial Owner to execute and perform the obligations under this Subscription Agreement and has determined that any investment in the Fund is consistent with any obligation the Investor may have to the Beneficial Owner; and (2) has informed each Beneficial Owner that (A) the Investor (and not the Beneficial Owner) will be the record owner of any Shares purchased hereunder; and (B) such Beneficial Owner will not have any recourse directly to the Fund or other entity associated with the Fund. The Investor also covenants and agrees to indemnify and hold harmless the Fund, the Adviser (for itself and as agent and on trust for one of the persons indemnified hereunder), the Administrator and each of their respective affiliates and the directors, officers, partners, members, employees, agents, stockholders and any person who serves at the specific request of the Fund or the Adviser on behalf of the Fund as a partner, member, officer, director, employee or agent of any other entity, from and against any and all loss, liability, claim, damage, cost and expense whatsoever (including, without limitation, legal fees and disbursements) arising out of or based upon the Investor’s misrepresentation or misstatement contained herein or the Investor’s assertion of lack of proper authorization from the Beneficial Owner to enter into this Subscription Agreement or perform the obligations hereunder.

(u) The Investor will provide promptly, and update periodically, at any times requested by the Fund, any information (or verification thereof) the Fund deems necessary to comply with any requirement imposed by Sections 1471 through 1474 of the Code and any U.S. Department of Treasury Regulations, forms, instructions or other guidance issued pursuant thereto in order to reduce or eliminate withholding taxes. The information required to be provided by the preceding sentence may include, but shall not be limited to: (i) information the Fund deems necessary to determine whether the Investor is a “foreign financial institution,” as defined in Section 1471(d)(4) of the Code, or a “non-financial foreign entity,” as defined in Section 1472(d) of the Code; (ii) if the Investor is a foreign financial institution, any certification, statement or other information the Fund deems necessary to determine whether the Investor meets the requirements of Section 1471(b) of the Code (including entering into an agreement with the U.S. Internal Revenue Service (the “IRS”) pursuant to Section 1471(b) of the Code and complying with the terms thereof) or is otherwise exempt from withholding required under Section 1471 of the Code; and (iii) if the Investor is a non-financial foreign entity, any certification, statement or other information the Fund deems necessary to determine whether the Investor meets the requirements of Section 1472(b) of the Code (which information may be given to the IRS pursuant to Section 1472(b)(3) of the Code) or is otherwise exempt from withholding required under Section 1472 of the Code. The Investor acknowledges that if it fails to supply such information on a timely basis, it may be subject to a 30% U.S. withholding tax imposed on (a) U.S.-sourced dividends, interest and certain other income, and (b) gross proceeds from the sale or other disposition of U.S. stocks, debt instruments and certain other assets and/or may be required to withdraw from the Fund.

(v) The Investor will promptly notify the Fund in writing if (i) the IRS terminates any agreement entered into with the Investor under Section 1471(b) of the Code, or (ii) any information provided to the Fund pursuant to Section 4(r) above changes.

(w)

(i) Neither the Investor, nor any of its affiliates or Beneficial Owners, (A) appears on any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union, any European Union member state or Her Majesty’s Treasury of the United Kingdom, (B) is organized or resident in a Sanctioned Country, (C) is owned fifty percent or more or controlled by any such Person or Persons described in the foregoing clause (A) or (B), (D) is otherwise the subject of Sanctions, (E) is a person identified as a terrorist organization on any other relevant lists maintained by governmental authorities (clauses (A) – (E) collectively “Sanctioned Persons”) or (F) is otherwise a party with which any entity is prohibited to deal under the laws of the United States.2

[2]

“Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, government, governmental entity or other entity of whatever nature.

ONEX FALCON DIRECT LENDING BDC FUND

(ii) To comply with applicable U.S. anti-money laundering laws and regulations, all payments and contributions by the Investor to the Fund and all payments and distributions to the Investor from the Fund will only be made in the Investor’s name and to and from a bank account or a bank based or incorporated in or formed under the laws of the United States or of a bank that is regulated in and either based or incorporated in or formed under the laws of the United States that is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended from time to time, and that the proceeds from the Investor’s investment in the Shares will be used to finance any illegal activities.

(x) The Investor represents on its behalf and that of any Investor Party that it is not an investor which is situated, domiciled, or has its registered office in a member state of the European Economic Area. “Investor Party” means the Beneficial Owner(s) of the Investor where the Investor acts as trustee, agent, nominee or representative for, or is otherwise investing on behalf of, such Beneficial Owner(s), and/or any party relied upon by the Investor in reaching the decision to subscribe, including (without limitation) any investment manager, investment advisor, or consultant of the Investor.

(y) To the extent that the Investor or the Relevant Manager (as defined under Annex 4 of this Subscription Agreement) has its domicile, place of organization or a registered office within a member state of the European Economic Area for which no notification has been made by the Adviser for marketing purposes under the applicable provisions of the AIFMD, the Investor or the Relevant Manager (as applicable) hereby acknowledges and affirms that (i) none of the Fund, the Adviser, or any of the agents or advisors acting on their respective behalf has marketed (as that term is defined in Article 4(1)(a) of the AIFMD) any Share in the Fund to the Investor or the Relevant Manager, (ii) the Investor or the Relevant Manager or their affiliate agents initiated all discussions with the Fund or the Adviser or any person acting on their respective behalf regarding the Investor’s or the Relevant Manager’s investment, and (iii) this subscription is made by the Investor or the Relevant Manager on its own initiative.

(z) If the Investor is a resident of one of the jurisdictions set forth on Annex 2 hereto, the Investor has made the representations, and, if applicable, accurately completed and signed the information specified on Annex 2 hereto for such jurisdiction.

(aa) The Investor understands that Simpson Thacher & Bartlett LLP acts as U.S. counsel to the Adviser, the Administrator and the Fund. The Investor also understands that, in connection with this offering of Shares and ongoing advice to the Fund, the Adviser and the Administrator, Simpson Thacher & Bartlett LLP will not be representing investors in the Fund, including the Investor, and no independent counsel has been retained to represent investors in the Fund.

(bb) Simpson Thacher & Bartlett LLP’s representation of the Adviser, the Administrator and the Fund is limited to specific matters as to which it has been consulted by the Adviser, the Administrator and the Fund. There may exist other matters which could have a bearing on the Adviser, the Administrator and the Fund as to which Simpson Thacher & Bartlett LLP has not been consulted. In addition, Simpson Thacher & Bartlett LLP does not undertake to monitor the compliance of the Adviser, the Administrator and the Fund with the investment program, valuation procedures and other guidelines set forth in the Memorandum, or to monitor compliance with applicable laws. In preparing the Memorandum, Simpson Thacher & Bartlett LLP relied on information furnished to it by the Adviser, the Administrator and/or the Fund, and did not investigate or verify the accuracy or completeness of the information set forth therein concerning the Adviser, the Administrator and the Fund.

ONEX FALCON DIRECT LENDING BDC FUND

(cc) Unless expressly acknowledged in writing by the Fund in connection with the Investor’s investment in the Fund on or prior to the date hereof, none of the Investor or any the Investor’s officers, agents or other persons who took part in the Investor’s decision to invest in the Fund were located in the European Economic Area or Switzerland either when the Shares were marketed to the Investor or when the Investor decided to invest in the Fund.

5. Tax Information. The Investor certifies under penalties of perjury that (i) the Investor’s name, taxpayer identification and/or social security number and address provided in the Investor Data Sheet are correct and (ii) the Investor will complete and return with this Subscription Agreement Form W-8 or W-9. The Investor agrees to execute properly and provide to the Fund in a timely manner any tax documentation or information that may be reasonably required by the Fund in connection with the Investor’s subscription for Shares (including, but not limited to, (a) the name, address and taxpayer identification number of any “substantial U.S. owner” of the Investor or other information required to reduce or eliminate any withholding tax directly or indirectly imposed on or collected by or with respect to the Fund or avoid any other penalty pursuant to Sections 1471 through 1474 of the Code, any present or future regulations promulgated thereunder or official interpretations thereof or any forms, instructions or other guidance issued pursuant thereto, any agreements entered into pursuant to Section 1471(b) of the Code, any intergovernmental agreements entered into in connection with such Sections of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreements or similar regimes or any legislation or regime that implements, or implements rules similar to, any intergovernmental agreement entered into for the automatic exchange of tax information or the U.S. Foreign Account Tax Compliance Act (collectively, “FATCA”) and (b) any other information reasonably requested by the Fund that is necessary for the Fund to comply with its obligations pursuant to FATCA).

6. Source and Use of Funds.

(a) The Investor represents and warrants that the Investor (i) has conducted thorough due diligence with respect to all of its Beneficial Owners, (ii) has established the identities of all direct and indirect Beneficial Owners and the source of each of such Beneficial Owner’s funds, (iii) will retain evidence of any such identities, any such source of funds and any such due diligence and (iv) if it is itself a collective investment flow-through vehicle for unaffiliated third party investors, has implemented controls to monitor or has engaged an internationally recognized financial institution licensed to provide financial services in Financial Action Task Force cooperative countries to monitor (x) Beneficial Owners and ensure such Beneficial Owners are not Sanctioned Persons and (y) suspicious activities and ensure that such activities are reported, as required, to appropriate government agencies.

(b) Neither the Investor, nor any of its affiliates or any person having a direct or indirect beneficial interest in the Shares to be acquired, is a Sanctioned Person, nor are they otherwise a party with which the Fund is prohibited to deal under the laws of the United States. The Investor further represents and warrants that: (i) if the Investor is a natural person, the Investor is not a person who is or has been entrusted with prominent public functions, such as a Head of State or of government, a senior politician, a senior government, judicial or military official, a senior executive of a state-owned corporation or an important political party official, or a close family member or close associate of any such person; and (ii) the monies used to fund the investment in the Shares are not derived from, invested for the benefit of, or related in any way to, (A) any Sanctioned Person or (B) the governments of, or persons within, any country that (x) is itself the subject or target of any comprehensive Sanctions (currently, the Crimea region of Ukraine, Cuba, Iran, North Korea, and Syria) (collectively, Sanctioned Countries”), (y) has been designated as a “non-cooperative country or territory” by the Financial Action Task Force on Money Laundering, or (z) has been designated by the U.S. Secretary of the Treasury as a “primary money-laundering concern.” The Investor further represents and warrants that the Investor: (x) has conducted thorough due diligence with respect to all of its beneficial owners, (y) has established the identities of all beneficial owners and the source of each of the beneficial owner’s funds and (z) will retain evidence of any such identities, any such source of funds and any such due diligence. The Investor further represents and warrants that the Investor does not know or have any reason to suspect that (1) the monies used to fund the Investor’s investment in

ONEX FALCON DIRECT LENDING BDC FUND

the Shares have been or will be derived from or related to any illegal activities, including but not limited to, money laundering activities, and (2) the proceeds from the Investor’s investment in the Shares will be used to finance any illegal activities. The Investor further represents that to, the best of its knowledge, no person for whom the Investor is acting as agent or nominee in connection with this investment is a person identified as a terrorist organization by the United Nations, United States or European Union, a senior foreign political figure3 or any immediate family member4 or close associate5 of a senior foreign political figure as such terms are defined in the footnotes below. The Investor represents that in the event that it is, receives deposits from, makes payments to or conducts transactions relating to a non-U.S. banking institution (a “Non-U.S. Bank”) in connection with the Investor’s investment in Shares, such Non-U.S. Bank: (I) has a fixed address, other than an electronic address or a post office box, in a country in which it is authorized to conduct banking activities; (II) employs one or more individuals on a full-time basis; (III) maintains operating records related to its banking activities; (IV) is subject to inspection by the banking authority that licensed it to conduct banking activities; and (V) does not provide banking services to any other Non-U.S. Bank that does not have a physical presence in any country and that is not a registered affiliate. The Investor further agrees and acknowledges that, among other remedial measures, (X) the Fund may be obligated to “freeze the account” of such Investor, either by prohibiting additional investments by the Investor and/or segregating assets of the Investor in compliance with governmental regulations and/or if the Fund determines in its sole discretion that such action is in the best interests of the Fund and (Y) the Fund may be required to report such action or confidential information relating to the Investor (including, without limitation, disclosing the Investor’s identity) to the regulatory authorities.

7. Further Advice and Assurances. All information that the Investor has provided to the Fund, including the information in this Subscription Agreement, including the Investor Data Sheet and Investor Questionnaire, is true, correct and complete as of the date hereof, and the Investor agrees to notify the Fund immediately if any representation, warranty or information contained in this Subscription Agreement, including the Investor Data Sheet and Investor Questionnaire, becomes untrue at any time. Subject to any such notification, the representations, warranties and information contained in this Subscription Agreement, including the Investor Questionnaire, will be deemed given and made and true and correct as of the date of acceptance of this subscription by the Adviser. The Investor agrees to provide, if requested, any additional information and execute and deliver such documents regarding itself and all of its Beneficial Owners as may reasonably be required to determine the eligibility of the Investor to purchase Shares in the Fund, to verify the accuracy of the Investor’s representations and warranties herein or to comply with any law, rule or regulation to which the Fund may be subject, including compliance with anti-money laundering laws and regulations, or for any other reasonable purpose. If any answers provided or background documentation required under this Subscription Agreement, including the Investor Data Sheet and Investor Questionnaire, is found to be false, forged or misleading, the Investor understands that the Fund may require such Investor to fully withdraw from the Fund as permitted under the Fund’s Declaration of Trust.

8. Power of Attorney. The Investor by executing this Subscription Agreement hereby irrevocably constitutes and appoints the Fund, with full power of substitution, as the Investor’s true and lawful attorney-in-fact and agent, to make, execute, sign, acknowledge, verify, swear to, deliver, record and file, in its or its assignee’s name, place and stead, all instruments, documents and certificates which may from time to time be required by the laws of the State of Delaware, any other jurisdiction in which the Fund conducts or plans to conduct its affairs, or any political subdivision or agency thereof to effectuate, implement and continue the valid existence and affairs of the Fund, including, without limitation, the power and authority to make, execute, sign, verify, swear to, acknowledge, deliver, record and file:

[3]

A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[4]	“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.
[5]

A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial U.S. and non-U.S. financial transactions on behalf of the senior foreign political figure.

ONEX FALCON DIRECT LENDING BDC FUND

(a) all certificates and other instruments deemed advisable by the Fund in order for the Fund to enter into any borrowing or pledging arrangement;

(b) all certificates and other instruments deemed advisable by the Fund to comply with the provisions of this Subscription Agreement and applicable law or to permit the Fund to become or to continue as a business development company; and

(c) all other instruments or papers not inconsistent with the terms of this Subscription Agreement which may be required by law to be filed on behalf of the Fund.

With respect to the Investor and the Fund, the foregoing power of attorney:

(d) is coupled with an interest and shall be irrevocable;

(e) may be exercised by the Fund either by signing separately as attorney-in-fact for the Investor or, after listing all of the Investors executing an instrument, by a single signature of the Fund acting as attorney-in-fact for all of them;

(f) shall survive the assignment by the Investor of the whole or any fraction of its Shares;

(g) shall terminate concurrently with the termination of the Capital Commitment; and

(h) may not be used by the Fund in any manner that is inconsistent with the terms of this Subscription Agreement and any other written agreement between the Fund and the Investor.

9. Indemnity.

(a) The Investor understands that the information provided herein will be relied upon by the Fund for the purpose of determining the eligibility of the Investor to purchase Shares in the Fund. The Investor agrees to notify the Fund immediately if any representation or warranty or information contained in this Subscription Agreement, including the Investor Data Sheet and Investor Questionnaire, becomes untrue at any time. To the fullest extent permitted by law, the Investor agrees to indemnify and hold harmless the Fund, the Adviser, the Administrator and each of their respective affiliates and the directors, officers, partners, members, employees, agents, stockholders, and any person who serves at the specific request of the Fund or Adviser on behalf of the Fund as a partner, member, officer, director, employee or agent of any other entity (each, an “Indemnified Party”), from and against any loss, damage, claim, liability or expense whatsoever (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) due to or arising out of or in connection with: (i) a breach of any representation, warranty or agreement of the Investor contained in this Subscription Agreement (including the Investor Data Sheet and Investor Questionnaire attached hereto) or in any other document provided by the Investor to the Fund or in any agreement executed by the Investor with the Fund in connection with the Investor’s investment in the Shares; (ii) any action for securities law violations instituted by the Investor which is finally resolved by judgment against the Investor; or (iii) any damages resulting from the Investor’s misrepresentation or misstatement contained herein, of the assertion of lack of proper authorization from the Beneficial Owner to enter into this Subscription Agreement or perform the obligations hereof. Notwithstanding any provision of this Subscription Agreement, the Investor does not waive any rights granted to it under applicable securities laws. Any Indemnified Party not being a party to this Subscription Agreement may enforce any rights granted to it pursuant to this Subscription Agreement in its own right as if it was a party to this Subscription Agreement.

(b) Notwithstanding any other term of this Subscription Agreement, the consent of any person who is not a party to this Subscription Agreement (including, without limitation, any persons indemnified pursuant to this Subscription Agreement) is not required for any variation of, amendment to, or release, rescission, or termination of, this Subscription Agreement.

ONEX FALCON DIRECT LENDING BDC FUND

10. Miscellaneous.

(a) This Subscription Agreement is not assignable by the Investor without the prior written consent of the Fund. The representations and warranties made by the Investor in this Subscription Agreement (including the Investor Data Sheet and Investor Questionnaire attached hereto) shall survive the closing of the transactions contemplated hereby, any Transfer of the Shares, the dissolution of the Fund and any investigation made by the Fund. The Investor Questionnaire, including, without limitation, the representations and warranties contained therein, is an integral part of this Subscription Agreement and shall be deemed incorporated by reference herein. This Subscription Agreement may be executed in one or more counterparts, all of which together shall constitute one instrument, and shall be governed by and construed in accordance with the laws of the State of Delaware. For the avoidance of doubt, a Person’s execution and delivery of this Subscription Agreement by electronic signature and electronic transmission (jointly, an “Electronic Signature”), including via DocuSign or other similar method, shall constitute the execution and delivery of a counterpart of this Subscription Agreement by or on behalf of such Person and shall bind such Person to the terms of this Subscription Agreement. The parties hereto agree that this Subscription Agreement and any additional information incidental hereto may be maintained as electronic records. Any Person executing and delivering this Subscription Agreement by an Electronic Signature further agrees to take any and all reasonable additional actions, if any, evidencing its intent to be bound by the terms of this Subscription Agreement, as may be reasonably requested by the Adviser. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such applicable law. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provisions hereof, and to this extent the provisions hereof shall be severable. This Subscription Agreement: (i) shall be binding upon the Investor and the heirs, legal representatives, successors and permitted assigns of the Investor and shall inure to the benefit of the Fund and its successors and assigns, and the obligations, agreements, representations, warranties and acknowledgments of the Investor herein will be deemed to be made by and be binding upon the Investor and its heirs, legal representatives, successors and permitted assigns, (ii) shall survive the acceptance of the Investor as a Shareholder and (iii) shall, if the Investor consists of more than one person, be the joint and several obligation of each such person. The Investor hereby irrevocably agrees that any action or proceeding with respect to this Subscription Agreement, the Fund and any or all transactions relating hereto may be brought and enforced in the courts of the State of Delaware or the United States District Court for the District of Delaware, to the extent subject matter jurisdiction exists therefor, and the parties irrevocably submit to the jurisdiction of such courts in respect of any such action or proceeding. The parties irrevocably waive, to the fullest extent permitted by law, any objection that they may now or hereafter have to the laying of venue of any such action or proceeding in the courts of the State of Delaware or the United States District Court for the District of Delaware and any claim that any such action or proceeding brought in any such court has been brought in any inconvenient forum. The Fund may, in its sole discretion, (x) agree to arbitration with respect to any dispute arising between an Investor on the one hand and the Adviser, the Fund and/or their respective affiliates on the other hand where the Investor or its affiliates has so agreed and (y) agree with any Investor that the provisions of this Section 10 shall not apply, in whole or in part as the Fund may determine, to such Investor.

(b) To the extent that the Investor does not deliver the entire Subscription Agreement, but delivers its signature page and any completed pages in respect of this Subscription Agreement, the Investor directs the Fund to append its signature page to the final form of this Subscription Agreement hereby constituting delivery of this Subscription Agreement by the Investor.

11. Confidentiality.

(a) The Investor agrees to keep confidential, and not to make any use of (other than for purposes reasonably related to its investment in the Fund) or disclose to any person, any information or matter relating to the Fund and its affairs and any information or matter related to any investment of the Fund; provided that (i) the Investor may make such disclosure to the extent that (x) the information to be disclosed is publicly known at the time of proposed disclosure by the Investor, (y) the information otherwise is or becomes legally known to the Investor other than through disclosure by the Fund or by a

ONEX FALCON DIRECT LENDING BDC FUND

party known by the Investor to have an obligation of confidentiality to the Fund, or (z) such disclosure is required by law or in response to any governmental agency request or in connection with an examination by any regulatory authorities; provided that such agency, regulatory authorities or association is aware of the confidential nature of the information disclosed; (ii) if a nominee is submitting this Subscription Agreement, the nominee may make such disclosure to its client; (iii) the Investor may make such disclosure to the Investor’s Beneficial Owners to the extent required under the terms of its arrangements with such Beneficial Owners; and (iv) the Investor will be permitted, after written notice to the Fund, to correct any false or misleading information which becomes public concerning the Investor’s relationship to the Fund. Prior to making any disclosure required by law, the Investor shall use its best efforts to notify the Fund of such disclosure. Prior to any disclosure to any authorized representative or Beneficial Owner, the Investor shall advise such persons of the confidentiality obligations set forth herein and each such person shall agree to be bound by such obligations. Notwithstanding the foregoing, the Investor may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of an investment in the Fund and all materials of any kind (including opinions or other tax analyses) that are provided in connection with this Subscription Agreement to the Investor relating to such tax treatment or tax structure.

(b) The Investor acknowledges and agrees that the Fund shall be entitled to retain any information about an Investor it receives in such manner as it shall, in its sole discretion, consider appropriate. The Investor hereby unconditionally and irrevocably authorizes the Fund and Adviser to disclose any information held by them, including, without limitation, by providing this Subscription Agreement (whether an original or a copy) and any other information in relation to any Investor, whether or not confidential in nature: (i) to other existing or prospective Investors and to their respective advisors or other service providers, in each case if the Adviser or the Fund (as applicable) considers such disclosure necessary or appropriate in their sole discretion; (ii) if such disclosure is required by any applicable law (including, without limitation, FATCA) or order of any court of competent jurisdiction or pursuant to any direction, request or requirement (whether or not having the force of law) of any central bank or any regulatory, tax or government agency or authority or (iii) to counterparties and service providers to the Fund, the Adviser or portfolio company as determined by the Fund in its sole discretion.

12. Notices. All notices, consents, requests, demands, offers, reports, and other communications (collectively, “Notices”) required or permitted to be given pursuant to this Subscription Agreement shall be in writing and shall be given, made or delivered by personal hand-delivery, by facsimile transmission, by electronic mail, or by air courier guaranteeing overnight delivery, addressed as set forth below. Any notice shall be deemed to have been duly given if (i) personally delivered or delivered by facsimile, when received, or (ii) sent by United States Express Mail or recognized overnight courier on the second following Business Day (or third following Business Day if mailed outside the United States), (iii) delivered by e-mail, when received; or (iv) posted on a password protected website maintained by the Fund or its affiliates and for which any Investor has received confirmation of such posting and access instructions by electronic mail, when such confirmation is sent.

If to the Fund, to:

Onex Falcon Direct Lending BDC Fund

21 Custom House Street

10th Floor

Boston, MA 02110

Phone: 617-412-2700

Attention: Scott Lenahan

E-mail: slenahan@falconinvestments.com

and, if to the Investor, to the address or e-mail address set forth in the Investor Data Sheet or such other mailing address or facsimile number of which such Investor shall advise the Fund in writing. The Fund or the Investor may change its address by giving notices to the other in the manner described herein on or before the date of any such change.

ONEX FALCON DIRECT LENDING BDC FUND

13. Independent Nature of Investors’ Obligations and Rights; Third-Party Beneficiaries. The obligations of the Investor hereunder are several and not joint with the obligations of any Other Investor. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by the Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement. This Subscription Agreement is not intended to confer upon any person, other than the parties hereto, except as provided in Section 10, any rights or remedies hereunder.

14. Distributions. Distributions to the Investor in respect of its Shares shall be made to the account specified in the Investor Data Sheet or as otherwise specified in writing by the Investor to the Fund.

15. Certain Definitions. For purposes hereof, “United States” and “U.S. person” shall have the meaning set forth in Regulation S of the Securities Act.

16. Swiss Law Considerations. If the Investor is a resident in Switzerland (any such Investor, a “Swiss Investor”), then the Swiss Investor hereby represents, warrants, covenants and agrees that it has duly reviewed and accurately completed Annex 3 to this Subscription Agreement. If the Investor has not completed Annex 3, the Investor represents, warrants, covenants and agrees that it is not a Swiss Investor.

17. AIFMD Considerations. If the Investor is domiciled or has its place of organization or a registered office in the European Economic Area (“EEA”) or is a non-EEA investor who invests as a result of an investment decision made by a Relevant Manager (any such Investor, an “EEA Investor”), then the EEA Investor hereby represents, warrants, covenants and agrees that it has duly reviewed and accurately completed Annex 4 to this Subscription Agreement. If the Investor has not completed Annex 4, the Investor represents, warrants, covenants and agrees that it is not an EEA Investor.

[Remainder of Page Intentionally Left Blank]

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SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned Investor has executed and unconditionally delivered this Subscription Agreement on the date set forth below, and this Subscription Agreement shall be and become a binding agreement between the Fund and the undersigned Investor on the date that the undersigned Investor’s Capital Commitment is accepted by the Fund below.

INDIVIDUALS	ENTITIES

Signature	Print Name of Entity

Print Name	By:
Authorized Signature

Social Security Number	U.S. Taxpayer Identification Number

Additional Investor Signature, if applicable	Print Name and Title

Print Name

Capital Commitment Requested:	Capital Commitment Requested:

$	$

Date:	Date:

ONEX FALCON DIRECT LENDING BDC FUND

ACCEPTANCE OF SUBSCRIPTION

(to be filled out only by the Fund)

The Fund hereby accepts the above application for subscription for Shares.

*Amount of Capital Commitment Accepted:	$

ONEX FALCON DIRECT LENDING BDC FUND

By:
Name:
Title:

Date:

*

In accordance with Section 1 of this Subscription Agreement, the Fund hereby accepts the amount of Capital Commitment indicated above, which may represent only a portion of the amount subscribed for by the Investor.

ONEX FALCON DIRECT LENDING BDC FUND

INVESTOR DATA SHEET

1.	Individual—Print Full Name of Investor:

First	Middle	Last

Date of Birth:

Social Security Number

OR

Partnership, Corporation, Trust, Limited Liability Company, Custodial Account, Other:

Name of Entity

U.S. Taxpayer Identification Number OR Tax Identification Number of Respective Jurisdiction (for non-U.S. Investors)

2.	Please indicate the appropriate investor type (Investor must select only one of the options below).

☐	Individual that is a United States person (including a trust of any such individual)

☐	Individual that is a not a United States person (including a trust of any such individual)

☐	Broker-dealer

☐	Insurance company

☐	Investment company registered with the SEC under the Investment Company Act

☐	An issuer that would be an investment company as defined in Section 3 of the Investment Company Act but for Section 3(c)(1) or 3(c)(7) thereof

☐	Non-profit organization

☐	Pension plan (excluding governmental pension plans)

☐	Banking or thrift institution (proprietary)

☐

(i) Any state or political subdivision of a state, including any agency, authority, or instrumentality of the state or political subdivision; (ii) a plan or pool of assets controlled by the state or political subdivision or any agency, authority, or instrumentality thereof; and (iii) any officer, agent, or employee of the state or political subdivision or any agency, authority, or instrumentality thereof, acting in its official capacity (excluding governmental pension plans)

☐	State or municipal governmental pension plan

☐	Sovereign wealth fund or foreign official institution

☐	Other

ONEX FALCON DIRECT LENDING BDC FUND

3.	Primary Contact Information:

Name
Title
Company
Street Address
Floor or Suite No.
City, State, Zip
Country
Telephone
Fax
Email

4.	Investor Permanent Address (if different from address for notices above):

Street Address
Floor or Suite No.
City, State, Zip
Country

5.	Additional Contact Information for Parties Receiving Copies[6]:

Name
Title
Company
Street Address
Floor or Suite No.
City, State, Zip
Country
Telephone
Fax
Email

Name
Title

Company
Street Address
Floor or Suite No.
City, State, Zip
Country
Telephone
Fax
Email

[6]	If additional space is required, please provide the information in a separate attachment to this questionnaire or copy this page to add additional contacts.

ONEX FALCON DIRECT LENDING BDC FUND

6.	Wiring Instructions for Cash Distributions:[7]

Name of bank (the “Wiring Bank”):

ABA number:
Account name:
Account number:
FFC name:
FFC number:
Contact name:
Contact telephone:

6.a. Is the Wiring Bank located in an approved FATF Country*?	YES	NO
	☐	☐

If yes, please answer question (b) below.

6.b. Are you a customer of the Wiring Bank?	YES	NO
	☐	☐

If the Investor responded “No” to question 6.a. or 6.b. above, additional information will be required from the Investor.

7.	General description on investor’s source of wealth:

8.	Were the funds for this investment generated by the Investor’s occupation or the business of the entity investing in the Fund?

☐  Yes             ☐  No

If the question above was answered “no”, please provide a brief statement explaining the source of the funds being invested:

9.	Delivery instructions for Securities Distributions:[8]

Firm name:

DTC number:

[7]

If additional space is required, please provide these instructions in a separate attachment to this questionnaire. Alternatively, if instructions are not available at this time, they may be furnished directly to the Fund as soon as they are available. Please be advised that any disbursements will automatically be sent as indicated above unless the Fund is notified otherwise in writing.

[8]

If additional space is required, please provide these instructions in a separate attachment to this questionnaire. Alternatively, if instructions are not available at this time, they may be furnished directly to the Fund as soon as they are available. Please be advised that if the above information is not provided or electronic share delivery is not reasonably practicable, distributions in-kind will be sent to the Investor at the Investor’s address provided above, unless the Fund is notified otherwise in writing.

ONEX FALCON DIRECT LENDING BDC FUND

Account name:

Account number:

Name of contact person at firm:

Telephone number of contact:

*

As of the date hereof, countries that are approved members of the Financial Action Task Force on Money Laundering (each, an “Approved FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, China, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, India, Ireland, Israel, Italy, Japan, Republic of Korea, Luxembourg, Malaysia, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Saudi Arabia, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States. For a current list of FATF members see http://www.fatf-gafi.org/about/membersandobservers/#d.en.3147.

ONEX FALCON DIRECT LENDING BDC FUND

INVESTOR QUESTIONNAIRE

A.	General Information

Print Full Name of Investor:	Individual:

First Middle
Last

Partnership, Corporation, Trust, Limited Liability Company, Custodial Account, Other:

Name of Entity

B.	Accredited Investor Status (for U.S. Persons)

The Investor represents and warrants that the Investor is an “accredited investor” within the meaning of Rule 501 of Regulation D under the United States Securities Act of 1933, as amended (the “Securities Act”), and has checked the box or boxes below which are next to the category or categories under which the Investor qualifies as an accredited investor:

FOR INDIVIDUALS:

☐	(A)	A natural person with individual net worth (or joint net worth with spouse or spousal equivalent (i.e., a cohabitant occupying a relationship generally equivalent to that of a spouse)) in excess of $1 million. For purposes of this item, “net worth” means the excess of total assets at fair market value, including automobiles and other personal property but excluding the value of the primary residence of such natural person (and including property owned by a spouse or spousal equivalent other than the primary residence of the spouse or spousal equivalent), over total liabilities. (For this purpose, the amount of any mortgage or other indebtedness secured by an investor’s primary residence should not be included as a “liability”, except to the extent (i) the fair market value of the residence is less than the amount of such mortgage or other indebtedness) or (ii) such indebtedness existing on the date of the acceptance of the investor’s subscription for Interests exceeds the indebtedness that existed sixty (60) days preceding such date and such indebtedness was not as a result of the acquisition of the investor’s primary residence).

☐	(B)	A natural person with individual income (without including any income of the Investor’s spouse or spousal equivalent) in excess of $200,000, or joint income with spouse or spousal equivalent of $300,000, in each of the two most recent years and who reasonably expects to reach the same income level in the current year.

☐	(C)	A natural person holding in good standing one or more of the following certifications: General Securities Representative license (Series 7), Private Securities Offerings Representative license (Series 82), and Investment Adviser Representative license (Series 65).

☐	(D)	Any natural person who is a “knowledgeable employee,” as defined in rule 3c5(a)(4) under the Investment Company Act, of the Fund.

ONEX FALCON DIRECT LENDING BDC FUND

FOR ENTITIES:

☐	(E)	An entity, including a grantor trust, in which all of the equity owners are accredited investors (for this purpose, a beneficiary of a trust is not an equity owner, but the grantor of a grantor trust is an equity owner).

☐	(F)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

☐	(G)	A broker-dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”).

☐	(H)	An investment adviser, investing for its own account, registered pursuant to Section 203 of the Advisers Act.

☐	(I)	An investment adviser, investing for its own account, relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Advisers Act.

☐	(J)	An insurance company as defined in Section 2(a)(13) of the Securities Act.

☐	(K)	An investment company registered under the United States Investment Company Act of 1940, as amended (the “Investment Company Act”).

☐	(L)	A business development company as defined in Section 2(a)(48) of the Investment Company Act.

☐	(M)	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the United States Small Business Investment Act of 1958, as amended.

☐	(N)	A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act.

☐	(O)	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”).

☐	(P)	A corporation, Massachusetts or similar business trust, limited liability company, partnership, or an organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended (the “Code”), not formed for the specific purpose of acquiring Shares, with total assets in excess of $5 million.

☐	(Q)	A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring Shares, whose purchase is directed by a person with such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

☐	(R)	Any entity, of a type not listed in paragraphs E, F, G, H, I, J, K, L, M, N, O, P, Q, S or T not formed for the specific purpose of acquiring Interests, owning “investments” in excess of $5 million. For purposes of this paragraph, please refer to Annexes 1 and 2 to this Investor Questionnaire for the definition of “investments” and for information regarding the “valuation of investments”, respectively.

ONEX FALCON DIRECT LENDING BDC FUND

☐	(S)	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”) if the decision to invest in the Shares is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐	(T)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

☐	(U)	A “family office,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act, investing for its own account: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the Interests, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

☐	(V)	A “family client,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act, investing for its own account, of a family office meeting the requirements described in the immediately preceding paragraph and whose prospective investment in the Fund is directed by such family office pursuant to the immediately preceding paragraph.

C.	Non-U.S. Persons

If the Investor is a Non-U.S. Person, please check the box next to each of the representations below:

☐	(A)	I am not a U.S. person as such term is defined in Regulation S of the Securities Act.

☐	(B)	I am receiving the Shares in a private offering pursuant to Regulation S of the Securities Act and not through any directed selling efforts in the United States.

D.	Type of Individual or Entity

☐ Individual

☐ Corporation	☐ Limited Liability Company

☐ Foundation	☐ Pension Plan

☐ Trust	☐ Sovereign Wealth Fund

☐ Non-U.S. State-Owned Fund/Company	☐ Custodial Account

☐ Partnership	☐ Other

E.	Supplemental Data for Entities

1.	If the Investor is not a natural person, furnish the following supplemental data (natural persons may skip this Section of the Investor Questionnaire):

Legal form of entity (trust, corporation, partnership, limited liability company, benefit plan, etc.):

ONEX FALCON DIRECT LENDING BDC FUND

Jurisdiction of organization:

2.

Are shareholders, partners or other holders of equity or beneficial interests in the Investor able to decide individually whether to participate, or the extent of their participation, in the Investor’s investment in the Fund (i.e., can shareholders, partners or other holders of equity or beneficial interests in the Investor determine whether their capital will form part of the capital invested by the Investor in the Fund)?

☐    Yes         ☐    No

If the answer to the above question is “Yes,” please contact Simpson Thacher & Bartlett LLP for additional information that will be required.

3.a.

Please indicate whether or not the Investor is, or is acting (directly or indirectly) on behalf of, (i) an “employee benefit plan” (within the meaning of Section 3(3) of ERISA), whether or not subject to ERISA, (ii) a “plan” described in Section 4975(e)(1) of the Code (including, without limitation, an individual retirement account) whether or not subject to Section 4975 of the Code, (iii) a plan, fund or other similar program that is established or maintained outside the United States that provides for retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, (iv) an insurance company using general account assets, if such general account assets are deemed to include the assets of any employee benefit or plan for purposes of Title I of ERISA or Section 4975 of the Code, or (v) an entity whose underlying assets are considered to constitute the assets of any of the foregoing described in clauses (i), (ii), (iii) and (iv), pursuant to ERISA or otherwise (each of the foregoing described in clauses (i), (ii), (iii), (iv) and (v) being referred to as a “Plan”).

☐    Yes         ☐    No

3.b.	If the Investor is, or is acting (directly or indirectly) on behalf of, such a Plan, please indicate whether or not the Plan is subject to Title I of ERISA or Section 4975 of the Code.

☐    Yes         ☐    No

If the answer to question 3.b. above is “Yes”, please indicate what percentage of the Plan’s assets invested in the Fund are considered to be the assets of “benefit plan investors” within the meaning of Section 3(42) of ERISA and the regulations promulgated thereunder:

__________%

3.c.

If the Investor is investing the assets of an insurance company general account, please indicate what percentage of the insurance company general account’s assets invested in the Fund are the assets of any employee benefit plan or plan for purposes of Title I of ERISA or Section 4975 of the Code:

__________%

4.

Please indicate whether the Investor is a person (including an entity), (other than a “benefit plan investor” within the meaning of Section 3(42) of ERISA and the regulations promulgated thereunder) that has discretionary authority or control with respect to any assets of the Fund or who provides investment advice for a fee (direct or indirect) with respect to any assets of the Fund, or an affiliate of any such person. For this purpose, an “affiliate” of a person includes any person, directly or indirectly, through one or more intermediaries, controlling, controlled by, or under common control with, such person. “Control” with respect to a person other than an individual means the power to exercise a controlling influence over the management or policies of such person.

☐    Yes         ☐    No

ONEX FALCON DIRECT LENDING BDC FUND

5.a.	Is the Investor a private investment company which is not registered under the Investment Company Act in reliance on:

Section 3(c)(1) thereof?                                                                   ☐    Yes         ☐    No

Section 3(c)(7) thereof?                                                                   ☐    Yes         ☐    No

5.b.	Is the Investor an “investment company” registered or required to be registered under the Investment Company Act?

☐    Yes         ☐    No

5.c.	If the answer to question 5.a. or 5.b. is “Yes,” is the Investor structured in a manner to comply with Section 12(d)(1)(6) of the Investment Company Act?

☐    Yes         ☐    No

6.	Does the amount of the Investor’s subscription for Shares in the Fund exceed 40% of the total assets (on a consolidated basis with its subsidiaries) of the Investor?

☐    Yes         ☐    No

If the answer to the above question is “Yes,” please contact Simpson Thacher & Bartlett LLP for additional information that will be required.

7.a.	Is the Investor a “U.S. person” as set forth in Regulation S of the Securities Act?

☐    Yes         ☐    No

7.b.	Is the Investor exempt from U.S. federal income taxation (which would include, for these purposes, being exempt under Section 501 of the Code)?

☐    Yes         ☐    No

7.c.	If question 7.a. was answered “Yes,” please indicate the basis on which the Investor is exempt from U.S. federal income taxation in the space below:

8. Is the Investor a “BHC Investor”[9]?

☐    Yes         ☐    No

9.	If the Investor’s tax year ends on a date other than December 31, please indicate such date below:

[9]

A “BHC Investor” is defined as an Investor that is a bank holding company, as defined in Section 2(a) of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), a savings and loan holding company, as defined in Section 10 of the Home Owners’ Loan Act of 1933, as amended, a non-U.S. bank subject to the BHC Act pursuant to the U.S. International Banking Act of 1978, as amended, or an affiliate (within the meaning of the BHC Act) of any such bank holding company, savings and loan holding company or non-U.S. bank and which in any case holds Shares for its own account.

ONEX FALCON DIRECT LENDING BDC FUND

10.

Is the Investor subject to Section 552(a) of Title 5 of the United States Code (commonly known as the “Freedom of Information Act”) or any public disclosure law, rule or regulation of any governmental or non-governmental entity that could require similar or broader public disclosure of confidential information provided to such Investor (collectively such laws, rules or regulations, “FOIA”)?

☐    Yes         ☐    No

If the question above was answered “Yes,” please indicate the relevant laws to which the Investor is subject and provide any additional explanatory information in the space below:

11.a.

Is the Investor a governmental entity or any political subdivision thereof, whether state or local, or any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government?

☐    Yes         ☐    No

11.b.	If question 11.a. was answered “Yes,” is the Investor entitled to any sovereign or other immunity in respect of itself, its property, or any litigation in any jurisdiction, court, or venue?

☐    Yes         ☐    No

If question 11.b. was answered “Yes,” please contact Simpson Thacher & Bartlett LLP for additional information that will be required.

12.	What percentage of the Investor is owned by non-United States persons or entities?

__________%

13.

Is the Investor (a) a trust any portion of which is treated (under subpart E of part I of subchapter J of chapter 1 of subtitle A of the Code) as owned by a natural person (e.g., a grantor trust), (b) an entity disregarded for U.S. federal income tax purposes and owned (or treated as owned) by a natural person or a trust described in clause (a) of this sentence (e.g., a limited liability company with a single member), (c) an organization described in Section 401(a), Section 501(c)(17) or Section 509(a) of the Code, or (d) a trust permanently set aside or to be used for a charitable purpose?

☐    Yes         ☐    No

If the question above was answered “Yes,” please indicate below which of clauses (a)-(d) is applicable:

☐	(a)	A trust any portion of which is treated (under subpart E of part I of subchapter J of chapter 1 of subtitle A of the Code) as owned by a natural person (e.g., a grantor trust).

☐	(b)	An entity disregarded for U.S. federal income tax purposes and owned (or treated as owned) by a natural person or a trust described in clause (a) of this sentence (e.g., a limited liability company with a single member).

☐	(c)	An organization described in Section 401(a), Section 501(c)(17) or Section 509(a) of the Code.

☐	(d)	A trust permanently set aside or to be used for a charitable purpose.

ONEX FALCON DIRECT LENDING BDC FUND

14. Does any individual ultimately beneficially own 10% or more of the ownership or voting interests in the Investor?

☐    Yes        ☐    No

If the question above was answered “Yes,” please identify such individual(s) in the space below:

Name

Address

City, State, Zip or Province

Country

Citizenship

15.	Was the Investor formed, organized, reorganized, capitalized or recapitalized[10] for the specific purpose of acquiring Interests?

☐    Yes         ☐    No

If the answer to the above question is “Yes,” please contact Simpson Thacher & Bartlett LLP for additional information that will be required.

16.

Is the Investor a “fund of funds” (i.e., a pooled investment vehicle (including a private fund) that invests ten (10%) percent or more of its total assets in other pooled investment vehicles that are not, and are not advised by, a related person of the pool, its general partner, or its adviser)?

☐    Yes         ☐    No

17.	Please indicate whether the Investor is a single legal entity or “legal person” with “legal personality” in its jurisdiction of organization?

☐    Yes         ☐    No

If question 17 was answered “No,” then please list the names of all beneficial owners of the Investor until each such beneficial owner is a single legal entity or “legal person” with “legal personality” in its jurisdiction of organization.

F.	Related Parties

1. To the best of the Investor’s knowledge, does the Investor control, or is the Investor controlled by or under common control with, any other investor in the Fund?

[10]

“Reorganized, capitalized or recapitalized” includes new investments made in the Investor solely for purposes of financing the purchase of an Interest and not made pursuant to a prior financing commitment.

ONEX FALCON DIRECT LENDING BDC FUND

☐    Yes         ☐    No

If question 1 was answered “Yes,” please identify such related investor(s) below.

Name(s) of related investor(s):

2.

Will any other person or entity have a beneficial interest in the Shares to be acquired hereunder (other than as a shareholder, partner, policy owner or other Beneficial Owner of equity interests in the Investor)? (By way of example, and not limitation, “conduit” Investors would be required to check “Yes” below.)

☐    Yes         ☐    No

If either question above was answered “Yes,” please contact Simpson Thacher & Bartlett LLP for additional information that will be required.

G.	Supplemental Data for Individuals

1.	Is the Investor investing the assets of any retirement plan account, employee benefit plan or other similar arrangement?

☐    Yes         ☐    No

If the answer to the above question is “Yes,” please contact Simpson Thacher & Bartlett LLP for additional information that will be required.

2.	Indicate form of ownership:

☐	Individual

☐	Joint Tenants with right of survivorship (each must sign and complete the appropriate Tax Form and CRS Form)

☐	Tenants-in-Common (each must sign and complete the appropriate Tax Form and CRS Form)

If the Investor lives in a community property state in the United States, by checking the box above, the Investor represents and warrants that either (i) the source of the Investor’s Capital Commitment will be separate property of the Investor and the Investor will hold its Shares as separate property, or (ii) the Investor has the authority alone to bind the community with respect to the Subscription Agreement and all other agreements contemplated hereby, including, without limitation, the Memorandum.

H.	Allocation of New Issues

The Fund from time to time may invest in a “new issue,” as defined in Rules 5130 and 5131 of the Financial Industry Regulatory Authority (“FINRA”). In order for the Fund to determine the extent to which the undersigned Investor is eligible to participate in profits and losses from such “new issues,” the Investor has initialed those statements below which apply to it and, if the Investor is a corporation, partnership, trust or other entity acting as nominee for another person, which apply to such person for which the entity is acting as nominee:

IF YOU DO NOT WISH TO PARTICIPATE IN NEW ISSUES, PLEASE INITIAL HERE. Otherwise, please complete Sections 1 and 2 as applicable.

ONEX FALCON DIRECT LENDING BDC FUND

1. Restrictions on the Purchase and Sale of Initial Equity Public Offerings (FINRA Rule 5130):

A.	Exempt Persons:

(Initial as Appropriate)

1.	The Investor is an investment company registered under the 1940 Act.

2.	The Investor is a common trust fund or similar fund as described in Section 3(a)(12)(A)(iii) of the 1934 Act, and the fund (a) has investments from 1,000 or more accounts, and (b) does not limit beneficial interests in the fund principally to trust accounts of persons listed in “Section 1.B. Restricted Persons” below (“Restricted Persons”).

3.	The Investor is an insurance company general, separate or investment account, and (a) the account is funded by premiums from 1,000 or more policyholders, or, if a general account, the insurance company has 1,000 or more policyholders; and (b) the insurance company does not limit the policyholders whose premiums are used to fund the account principally to Restricted Persons, or, if a general account, the insurance company does not limit its policyholders principally to Restricted Persons.

4.	The Investor is a corporation, partnership, limited liability company, trust or other entity and the beneficial interests[11] of Restricted Persons do not exceed in the aggregate 10% of such entity (the “De Minimis Exemption”). A Investor who limits the participation by Restricted Persons to no more than 10% (in the aggregate) of the profits and losses of new issues may initial this statement.

5.	The Investor is a publicly traded entity (other than a broker-dealer or an affiliate of a broker-dealer where such broker-dealer is authorized to engage in the public offering of new issues either as a selling group member or underwriter) that: (a) is listed on a national securities exchange or traded on the NASDAQ National Market, or (b) is a foreign issuer whose securities meet the quantitative designation criteria for listing on a national securities exchange or trading on the NASDAQ National Market.

6.	The investor is an investment company organized under the laws of foreign jurisdiction, provided that: (a) the investment company is listed on a foreign exchange for sale to the public or authorized for sale to the public by a foreign regulatory authority; (b) no person owning more than 5% of the shares of the investment company is a Restricted Person, the investment company has 100 or more direct investors, or the investment company has 1,000 or more indirect investors; and (c) the investment company was not formed for the specific purpose of permitting Restricted Persons to invest in new issues.

7.	The Investor is an ERISA benefits plan that is qualified under Section 401(a) of the Code and such plan is not sponsored solely by a broker-dealer.

8.	The Investor is an ERISA benefits plan organized under and governed by the laws of the United States or of a foreign jurisdiction, provided that such plan or family of plans: (a) has, in the aggregate, at least 10,000 plan participants and beneficiaries and $10 billion in assets; (b) is operated in a non-discriminatory manner insofar as a wide range of employees, regardless of income or position, are eligible to participate without further amendment or action by the plan sponsor; (c) is administered by trustees or managers that have a fiduciary obligation to administer the funds in the best interests of the participants and beneficiaries; and (d) is not sponsored solely by a broker-dealer;

[11]

The term “beneficial interest” as used herein means any economic interest such as the right to share in gains or losses. The receipt of a management or performance based fee for operating a collective investment account, or other fee for acting in a fiduciary capacity, is not considered a beneficial interest in the account; however, if such fee is subsequently invested into the account (as a deferred fee arrangement or otherwise), it is considered a beneficial interest in the account.

ONEX FALCON DIRECT LENDING BDC FUND

9.	The Investor is a state or municipal government benefits plan that is subject to state and/or municipal regulation.

10.	The Investor is a tax-exempt charitable organization under Section 501(c)(3) of the Code.

11.	The Investor is a church plan under Section 414(e) of the Code.

12.	The Investor is a broker-dealer, or owner of a broker-dealer, organized as an investment vehicle, that restricts participation of Restricted Persons in profits and losses of new issues in accordance with the De Minimis Exemption set forth above.

13.	None of the above statements is applicable. If the Investor initialed this item 13, please complete “Section 1.B. Restricted Persons” below.

If the Investor certified to the applicability of the De Minimis Exemption by initialing either (4) or (12) above, please skip “Section 1.B. Restricted Persons” and complete “Section 1.C. Certain Entity Investors,” below. If the Investor initialed any other item in “Section 1.A. Exempt Persons,” other than item (13) above, please skip “Section 1.B. Restricted Persons” and “Section 1.C. Certain Entity Investors.”

B.	Restricted Persons:

(Initial as Appropriate)

1.	The Investor, or a person having a beneficial interest in the Investor, is a broker-dealer.

2.	The Investor, or a person having a beneficial interest in the Investor, is an officer, director, general partner, associated person or employee of a broker-dealer (other than a limited business broker-dealer).[12]

3.	The Investor, or a person having a beneficial interest in the Investor, is an agent of a broker-dealer (other than a limited business broker-dealer) that is engaged in the investment banking or securities business.

4.

The Investor, or a person having a beneficial interest in the Investor has an immediate family member[13] that is a person described in item (2) or (3) above. If you have initialed this item (4), please initial the statement(s) below that apply and provide the name of the relevant broker-dealer in the space provided.

The immediate family member described in item (2) or (3):

(a) materially supports,[14] or receives material support from, the Investor;

(b) has an ability to control the allocation of new issues

[12]

A “limited business broker-dealer” is a broker-dealer whose authorization to engage in the securities business is limited solely to the purchase and sale of investment company/variable contracts securities and direct participation program securities.

[13]

For purposes of this FINRA rule, the term “immediate family” includes parents, mother-in-law or father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, children and any other person to whom the person provides “material support” as defined in footnote 4, below.

[14]

For purposes of this FINRA rule, the term “material support” means the direct or indirect provision of more than 25% of a person’s income in the prior calendar year. Members of the immediate family living in the same household are deemed to be providing each other with material support.

ONEX FALCON DIRECT LENDING BDC FUND

(c) is employed by or associated with a FINRA member or an affiliate of a FINRA member that sells or has sold new issues to the immediate family member; or

(d) neither item 4(a) nor item 4(b) nor item 4(c) is applicable.

Please provide the name of the broker-dealer with whom the person specified in item (2) or (3) is affiliated __________________________________.

5.	The Investor, or a person having a beneficial interest in the Investor, acts as a finder or acts in a fiduciary capacity (including, among others, attorneys, accountants and financial consultants) to the managing underwriter in offerings.
6.	The Investor, or a person having a beneficial interest in the Investor, has the authority to buy or sell securities for a bank, savings and loan institution, insurance company, investment company, investment advisor, or collective investment account.[15]

7.	The Investor, or a person having a beneficial interest in the Investor, is an immediate family member of a person described in item (5) or (6) above and such person materially supports, or receives material support from such person.

8.	The Investor, or a person having a beneficial interest in the Investor, is a person listed, or required to be listed, on Schedule A of a Form BD. [16] This item should NOT be initialed if the broker-dealer is a limited business broker-dealer or if the Investor, or person having a beneficial interest in the Investor, is identified on Schedule A by an ownership code of less than 10% or if the Investor or person having a beneficial interest in the Investor is a sovereign entity. [17]

9.	The Investor, or a person having a beneficial interest in the Investor, is a person listed, or required to be listed, on Schedule B of a Form BD. This item should NOT be initialed if the broker-dealer is a limited business broker-dealer or if the person’s listing (or required listing) on Schedule B is related to a person identified on Schedule A by an ownership code of less than 10% or such person is a sovereign entity.

10.	The Investor, or a person having a beneficial interest in the Investor, is a person that (a) directly or indirectly owns 10% or more of a public reporting company listed, or required to be listed, in Schedule A of a Form BD, or (b) directly or indirectly owns 25% or more of a public reporting company listed, or required to be listed, in Schedule B of a Form BD. This item should NOT be initialed if the broker-dealer is a limited business broker-dealer or if the public reporting company referred to above is listed on a national securities exchange or is traded on the NASDAQ National Market or if the Investor or a person having a beneficial interest in the Investor is a sovereign entity.

[15]

For purposes of this FINRA rule, the term “collective investment account” means any hedge fund, investment partnership, investment corporation, or any other collective investment vehicle that is engaged primarily in the purchase and/or sale of securities. The term does not include an investment club where a group of individuals pool their money and are collectively responsible for investment decisions, or a family investment vehicle owned solely by immediate family members; family members, as defined under Rule 202(a)(11)(G)-1 of the Investment Advisers Act; or family clients, as defined under Rule 202(11)(G)-1 of the Investment Advisers Act.

[16]

Items (8)-(10) pertain to “owners” of broker-dealers. FINRA has stated that an owner of a broker-dealer will be viewed as having a “beneficial interest” in an account held by a subsidiary (e.g., a sister company of the broker-dealer). Accordingly, an affiliate of a broker-dealer will be a Restricted Person.

[17]

For purposes of this FINRA rule, the term “sovereign entity” means a sovereign nation or a pool of capital or an investment fund or other vehicle owned or controlled by a sovereign nation and created for the purpose of making investments on behalf or for the benefit of the sovereign nation. A “sovereign nation” means a sovereign nation or its political subdivisions, agencies or instrumentalities.

ONEX FALCON DIRECT LENDING BDC FUND

11.	The Investor, or a person having a beneficial interest in the Investor, has an immediate family member that is a person specified in items (8)-(10) above. If you have initialed this item (11), please initial the statement(s) below that apply and provide the name of the relevant broker-dealer in the space provided.

The immediate family member specified in items (8)-(10):

	(a)	materially supports, or receives material support from, the Investor;

	(b)	has an ability to control the allocation of new issues

	(c)	is employed by or associated with a FINRA member or an affiliate of a FINRA member that sells or has sold new issues to the immediate family member; or

	(d)	neither item 11(a) nor item 11(b) nor item 11(c) is applicable.

Please provide the name of the broker-dealer with whom the person specified in item (8), (9) or (10) is affiliated ______________________________.

12.	None of the above statements is applicable.

If the Investor certified to the applicability of the De Minimis Exemption by initialing items (4) or (12) of “Section 1.A. Exempt Persons” above, please complete “Section 1.C. Certain Entity Investors,” below.

C.	Certain Entity Investors:

Please answer each of the following questions, if applicable

1.	Does the Investor permit its beneficial owners that are Restricted Persons, if any, to participate in profits and losses allocated to the Investor that are attributable to new issue securities?

(Please initial one)

Yes	No

2.	If the answer to item 1 above is “Yes,” please initial and complete the following:

The Investor allocates ____% of the new issue profits and losses that it receives to beneficial owners that are Restricted Persons.

3.

To the extent you have such information, please specify below the percentage of the Investor that is beneficially owned by Restricted Persons (without taking into account any allocation away procedures).

Restricted Persons own, in the aggregate, ___% of the beneficial interest of the Investor.

Covered Company Investors own, in the aggregate, _________% of the beneficial interest of the Investor. Please provide the name of the applicable company/companies in the space below:

ONEX FALCON DIRECT LENDING BDC FUND

(If the answer to item 1 above is Yes, please initial the item below)

4.	The Investor hereby represents that, to the extent that the Funds informs the Investor that a portion of its investment will be treated as having been made by a Restricted Person, the Investor will allocate to its beneficial owners that are Restricted Persons only that amount of new issue profits and losses that the Funds indicates is attributable to the “restricted portion” of such Investor’s investment.

2. New Issue Allocations and Distributions (FINRA Rule 5131)

A.	Exempt Persons:

(Initial as Appropriate)

1.	The Investor is an investment company registered under the 1940 Act.

2.	The Investor is a common trust fund or similar fund as described in Section 3(a)(12)(A)(iii) of the 1934 Act and the fund (a) has investments from 1,000 or more accounts, and (b) does not limit beneficial interests in the fund principally to trust accounts of Restricted Persons (as defined in “Section 1.B. Restricted Persons”).

3.	The Investor is an insurance company general, separate or investment account, and (a) the account is funded by premiums from 1,000 or more policyholders, or, if a general account, the insurance company has 1,000 or more policyholders; and (b) the insurance company does not limit the policyholders whose premiums are used to fund the account principally to Restricted Persons, or, if a general account, the insurance company does not limit its policyholders principally to Restricted Persons.

4.	The Investor is a publicly traded entity (other than a broker-dealer or an affiliate of a broker-dealer where such broker-dealer is authorized to engage in the public offering of new issues either as a selling group member or underwriter) that: (a) is listed on a national securities exchange and traded on the NASDAQ National Market, or (b) is a foreign issuer whose securities meet the quantitative designation criteria for listing on a national securities exchange or trading on the NASDAQ National Market.

5.	The investor is an investment company organized under the laws of foreign jurisdiction, provided that: (a) the investment company is listed on a foreign exchange for sale to the public or authorized for sale to the public by a foreign regulatory authority; (b) no person owning more than 5% of the shares of the investment company is a Restricted Person, the investment company has 100 or more direct investors, or the investment company has 1,000 or more indirect investors; and (c) the investment company was not formed for the specific purpose of permitting Restricted Persons to invest in new issues.

6.	The Investor is an ERISA benefits plan that is qualified under Section 401(a) of the Code and such plan is not sponsored solely by a broker-dealer.

7.	The Investor is an ERISA benefits plan organized under and governed by the laws of the United States or of a foreign jurisdiction, provided that such plan or family of plans: (a) has, in the aggregate, at least 10,000 plan participants and beneficiaries and $10 billion in assets; (b) is operated in a non-discriminatory manner insofar as a wide range of employees, regardless of income or position, are eligible to participate without further amendment or action by the plan sponsor; (c) is administered by trustees or managers that have a fiduciary obligation to administer the funds in the best interests of the participants and beneficiaries; and (d) is not sponsored solely by a broker-dealer;

ONEX FALCON DIRECT LENDING BDC FUND

8.	The Investor is a state or municipal government benefits plan that is subject to state and/or municipal regulation.

9.	The Investor is a tax-exempt charitable organization under Section 501(c)(3) of the Code.

10.	The Investor is a church plan under Section 414(e) of the Code.

11.

The Investor is an Unaffiliated Private Fund[18] that:

(i) is managed by an investment adviser;

(ii)  has assets greater than $50.0 million;

(iii)  owns, and giving effect to the subscription to which these General Eligibility Representations relate will own, capital commitments representing less than 25% of the total capital commitments of the Funds;

(iv) is not a fund in which a single investor has a beneficial interest of 25% or more; and

(v)   was not formed for the specific purpose of investing in the Funds.[19]

12.	The Investor is a corporation, partnership, limited liability company, trust or another entity and the aggregate beneficial interests of persons described in items (1) and (2) of “Section 2.B. Covered Company Investors” below do not exceed in the aggregate 25% of such entity.

13.	None of the above statements is applicable. If the Investor initialed this item 13, please complete “Section 2.B. Covered Company Investors” below.

If the Investor certified to the applicability of the Unaffiliated Private Fund Exemption by initialing item (11) above, please skip “Section 2.B. Covered Company Investors” and complete “Section 2.C. Unaffiliated Private Funds” and “Section 2.D. Certain Entity Investors,” below. If the Investor certified to the applicability of the De Minimis Exemption by initialing item (12) above, please skip “Section 2.B. Covered Company Investors” and “Section 2.C. Unaffiliated Private Funds” and complete “Section 2.D. Certain Entity Investors,” below. If the Investor initialed any other item in “Section 2.A. Exempt Persons,” other than item (13) above, please skip “Section 2.B. Covered Company Investors,” “Section 2.C. Unaffiliated Private Funds” and “Section 2.D. Certain Entity Investors.”

[18]

An “unaffiliated private fund” is a “private fund” whose investment adviser does not have a “control person” in common with the investment adviser to the Fund. A “private fund” is an issuer that would be an investment company, as defined in section 3 of the 1940 Act, but for section 3(c)(1) or 3(c)(7) of such Act. A “control person” of an investment adviser is a person with direct or indirect “control” over the investment adviser, as that term is defined in Form ADV.

[19]	Please note that this exemption expressly entails a diligence and record keeping requirement.

ONEX FALCON DIRECT LENDING BDC FUND

B.	Covered Company Investors:

(Initial as Appropriate)

1.	The Investor, or a person having a beneficial interest in the Investor, is an executive officer or director of a Public Company[20] or a Covered Non-public Company;[21]

Please provide the name of the applicable company/companies in the space below:

2.	The Investor, or a person having a beneficial interest in the Investor, is a person materially supported[22] by a person described in item (1) above;

Please provide the name of applicable person(s) and company/companies in the space below:

3.	None of the above statements is applicable.

[20]	“Public Company” means any company that is registered under Section 12 of the Exchange Act or that files periodic reports pursuant to Section 15(d) thereof.
[21]

“Covered Non-public Company” means any non-public company, except for an Unaffiliated Charitable Organization, satisfying the following criteria: (i) income of at least $1 million in the last fiscal year or in two of the last three fiscal years and shareholders’ equity of at least $15 million; (ii) shareholders’ equity of at least $30 million and a two-year operating history; or (iii) total assets and total revenue of at least $75 million in the latest fiscal year or in two of the last three fiscal years. An “Unaffiliated Charitable Organization” is a tax-exempt entity organized under Section 501(c)(3) of the Internal Revenue Code that is not affiliated with the member and for which no executive officer or director of the member, or person materially supported by such executive officer or director, is an individual listed or required to be listed on Part VII of Internal Revenue Service Form 990 (i.e., officers, directors, trustees, key employees, highest compensated employees and certain independent contractors).

[22]	As defined in footnote 4 above in “Section 1.B. Restricted Persons.”

ONEX FALCON DIRECT LENDING BDC FUND

C.	Unaffiliated Private Funds:

Please answer the following questions, if applicable

(Initial as Appropriate)

1.	None of the beneficial owners of the applicable Unaffiliated Private Investment Fund is a control person of the investment adviser to such Unaffiliated Private Fund (a “Control Person Beneficial Owner”)

2.	Each Control Person Beneficial Owner is an Exempt Person as set forth in “Section 1.A. Exempt Persons” above.

Please provide the name of the applicable Control Person Beneficial Owner(s) and the applicable exemption in the space below:

If the Investor certified to the applicability of the De Minimis Exemption with respect to such Beneficial Owner Control Person(s), please complete “Section 2.D. Certain Entity Investors,” below.

3.	Any Control Person Beneficial Owner is an executive officer or director of a Public Company or a Covered Non-public Company.

Please provide the name of the applicable company/companies in the space below:

4.	Any Control Person Beneficial Owner is a person materially supported by a person described in item (3) above.

Please provide the name of applicable person(s) and company/companies in the space below:

5.	None of the above statements is applicable.

ONEX FALCON DIRECT LENDING BDC FUND

D.	Certain Entity Investors:

Please answer the following questions, if applicable

1.

To the extent you have such information, please specify the percentage of the Investor (or in the case of a Investor that is an Unaffiliated Private Fund, the percentage of the applicable Control Person(s) of such Unaffiliated Private Fund) that is beneficially owned by Covered Company Investors.

Covered Company Investors own, in the aggregate, _________% of the beneficial interest of the Investor (or in the case of a Investor that is an Unaffiliated Private Fund, the applicable Control Person(s) of such Unaffiliated Private Fund). Please provide the name of the applicable company/companies in the space below:

I.	Bad Actor Disqualification

1.	DISQUALIFYING EVENTS

Please check all appropriate boxes below that are next to the category or categories of “Disqualifying Events.” If none of boxes (i) through (viii) below is applicable, please check box (ix).

You and/or any person who through your interest in the Fund (including anyone who has investment discretion on your behalf), beneficially owns 20% or more of the Shares in the Fund:

☐	(i) Have been convicted, within the past 10 years, of any felony or misdemeanor within the United States:

(A) in connection with the purchase or sale of any security;

(B) involving the making of any false filing with the U.S. Securities and Exchange Commission (“SEC”); or

(C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

☐

(ii) Are subject to any order, judgment or decree of any court of competent jurisdiction, entered within the past 5 years, that restrains or enjoins you from engaging or continuing to engage in any conduct or practice:

(A) in connection with the purchase or sale of any security;

(B) involving the making of any false filing with the SEC; or

(C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities.

ONEX FALCON DIRECT LENDING BDC FUND

☐

(iii) Are subject to a final order[23] of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(A) Bars you from:

(1)	Association with an entity regulated by such commission, authority, agency or officer;

(2)	Engaging in the business of securities, insurance or banking; or

(3)	Engaging in savings association or credit union activities; or

(B) Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the past 10 years.

☐	(iv) Are subject to an order of the SEC entered pursuant to Section 15(b) or 15B(c) of the United States Securities Exchange Act of 1934 or Section 203(e) or (f) of the Investment Advisers Act that:

(A) Suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;

(B) Places limitations on your activities, functions or operations;

(C) Bars you from being associated with any entity or from participating in the offering of any penny stock.

☐	(v) Are subject to any order of the SEC entered within the past 5 years that orders you to cease and desist from committing or causing a violation or future violation of:

(A) Any scienter-based anti-fraud provision of the federal securities laws, including without limitation Section 17(a)(1) of the United States Securities Act of 1933, Section 10(b) of the United States Securities Exchange Act of 1934 and 17 CFR 240.10b-5, Section 15(c)(1) of the United States Securities Exchange Act of 1934 and Section 206(1) of the Investment Advisers Act, or any other rule or regulation thereunder; or

(B) Section 5 of the United States Securities Act of 1933.

☐

(vi) Are suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.

☐

(vii) Have filed (as a registrant or issuer), or were or were named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the past 5 years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued.

☐

(viii) Are subject to a United States Postal Service false representation order entered within the past 5 years, or are subject to temporary restraining order or preliminary injunction with respect to conduct alleged by the

[23]

Final order means a written directive or declaratory statement issued by a federal or state agency under applicable statutory authority that provides for notice and an opportunity for hearing, which constitutes a final disposition or action by that federal or state agency.

ONEX FALCON DIRECT LENDING BDC FUND

United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representation.

☐	(ix) NONE OF THE ABOVE.

If you checked box or boxes (i) through (viii) above, please provide a description of each disqualifying event in the space provided below, including the date such conviction, order, judgment, decree, suspension, expulsion or bar occurred:

Waivers

Please check a box below indicating whether Disqualifying Event(s) described above is/are subject to one of the following waivers:

(i) the SEC has issued an exemption from paragraph (d)(1) of Rule 506 with respect to a Disqualifying Event; and/or

(ii) a court or regulatory authority that entered the relevant order, judgment or decree has advised in writing that a Disqualifying Event should not arise as a consequence of such order, judgment or decree.

☐    Yes, a waiver applies         ☐    No, a waiver does not apply

If you checked the “Yes” box, please provide a copy of the document evidencing the waiver.

If you checked box or boxes (i) through (viii) above and the disqualifying event occurred before September 23, 2013, does the description you provided above sufficiently disclose any disqualifying event that would have triggered disqualification under Rule 506(d)(1) under the United States Securities Act of 1933, but occurred before September 23, 2013.

☐    Yes         ☐    No

2. DISCRETIONARY MANAGEMENT

Please check a box below indicating whether any third party has discretion to make such investment in the Fund on your behalf:

☐    Yes         ☐    No

If the answer to the above question is “Yes”, please list the name of the discretionary manager below.

I. Third Party Referrals

1. Has the Investor been referred to the Fund by an external third-party (not an employee of Onex)?

☐    Yes         ☐    No

If yes, please provide the name of the third-party.

ONEX FALCON DIRECT LENDING BDC FUND

2.

If Question 1 was answered “Yes,” in connection with the third-party referral, did the Investor receive a disclosure statement acknowledging any fees that such third-party may receive in connection with such referral and certain other matters related thereto?

☐    Yes         ☐    No

If you have answered “No”, please contact Simpson Thacher & Bartlett LLP for further information that may be required.

J.	United Kingdom Financial Promotion (To Be Completed By U.K. Residents Only)

☐

The Investor confirms to the Fund that it is a person to whom the Memorandum (and any ancillary information relating thereto) may be circulated without contravention of section 21 of the UK Financial Services and Markets Act 2000, as amended (the “UK Financial Services Act”). This confirmation is being made because the Investor is one of the following:

1.	a person authorised to carry out one or more regulated activities in the United Kingdom;

2.	a person whose ordinary activities involve the Investor participating in unregulated schemes for the purposes of a business carried on by the Investor;

3.

a person falling within one of the categories of “investment professionals” as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Promotion Order”); or

4.	a person falling within any of the categories of “high net worth entities” described in Article 49 of the Promotion Order.

☐

The Investor represents that it is not a “retail client” (as defined in EU Directive 2014/65/EU on markets in financial instruments) in the EEA and the Investor agrees to notify the Fund promptly in writing if it becomes a retail client in the EEA. The Investor undertakes not to advise on, offer, sell or otherwise make available any Shares for or to a person that is a retail client in the EEA.

[Remainder of Page Intentionally Left Blank]

ONEX FALCON DIRECT LENDING BDC FUND

INVESTOR QUESTIONNAIRE SIGNATURE PAGE

The Investor understands that the foregoing information will be relied upon by the Fund for the purpose of determining the eligibility of the Investor to purchase and own Shares in the Fund and that by signing this questionnaire the Investor agrees that the Adviser may present this questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration under applicable securities laws and compliance with securities laws, FINRA rules and other rules and regulations of other governing agencies. The Investor agrees to notify the Fund immediately if any representation, warranty or information contained in this Subscription Agreement, including the Investor Data Sheet and Investor Questionnaire, becomes untrue at any time. The Investor agrees to provide such information and execute and deliver such documents regarding itself and all of its beneficial owners as the Fund may reasonably request from time to time to substantiate the Investor’s status as an accredited investor and a qualified purchaser or to otherwise determine the eligibility of the Investor to purchase Shares in the Fund, to verify the accuracy of the Investor’s representations and warranties herein or to comply with any law, rule or regulation to which the Fund and/or Adviser may be subject, including compliance with anti-money laundering laws and regulations, or for any other reasonable purpose. To the fullest extent permitted by law, the Investor agrees to indemnify and hold harmless the Fund, the Adviser, the Administrator and each of their respective affiliates and the directors, officers, partners, members, employees, agents, stockholders, and any person who serves at the specific request of the Fund or the Adviser on behalf of the Fund as a partner, member, officer, director, employee or agent of any other entity, from and against any loss, damage, claim, liability or expense whatsoever (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever)due to or arising out of or in connection with: (i) a breach of any representation, warranty or agreement of the Investor contained in this Subscription Agreement (including the Investor Data Sheet and Investor Questionnaire attached hereto) or in any other document provided by the Investor to the Fund or in any agreement executed by the Investor with the Fund or the Adviser in connection with the Investor’s investment in the Shares; (ii) any action for securities law violations instituted by the Investor which is finally resolved by judgment against the Investor; or (iii) any damages resulting from the Investor’s misrepresentation or misstatement contained herein, of the assertion of lack of proper authorization from the Beneficial Owner to enter into this Subscription Agreement or perform the obligations hereof.

Signatures:

INDIVIDUAL	PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER INVESTOR

Signature	Print Name of Entity

By:
Print Name	Signature

Social Security Number	Print Name and Title

U.S. Taxpayer Identification Number

ONEX FALCON DIRECT LENDING BDC FUND

Schedule 1

ONEX FALCON DIRECT LENDING BDC FUND PRIVACY POLICY

WHAT DOES ONEX FALCON INVESTMENT ADVISORS, LLC DO WITH YOUR PERSONAL INFORMATION?

Financial companies choose how they share your personal information. Federal law gives our clients the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

We do not disclose nonpublic personal information about our clients or former clients to third parties other than as described below.

Personal information we collect. We collect personal information about you in connection with our providing advisory services to you. This information includes your social security number and may include other information such as your:

Assets.

Investment experience.

Transaction history.

Income.

Wire transfer instructions.

How we collect this information. We collect this information from you through various means. For example when you give us your contact information, enter into an investment advisory contract with us, buy securities (i.e., interests in a fund) from us, tell us where to send money, or make a wire transfer. We also may collect your personal information from other sources, such as our affiliates* or other non- affiliated companies.

How we use this information. All financial companies need to share customers’ personal information to run their everyday business and we use the personal information we collect from you for our everyday business purposes. These purposes may include for example:

To provide advisory services to you.

To open an account for you.

To process a transaction for your account.

To market products and services to you.

To respond to court orders and legal investigations.

*

Our affiliates are companies related to us by common ownership or control and can include both financial and nonfinancial companies. Non-affiliates are companies not related to us by common ownership or control and can include both financial and nonfinancial companies.

ONEX FALCON DIRECT LENDING BDC FUND

Disclosure to others. We may provide your personal information to our affiliates and to firms that assist us in servicing your account and have a need for such information, such as a broker or fund administrator. We may also disclose such information to service providers and financial institutions with whom we have joint marketing arrangements (i.e., a formal agreement between nonaffiliated financial companies that together market financial products or services to you, such as placement agents). We require third-party service providers and financial institutions with which we have joint marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. These sharing practices are consistent with Federal privacy and related laws, and in general, you may not limit our use of your personal information for these purposes under such laws. We note that the Federal privacy laws only give you the right to limit the certain types of information sharing that we do not engage in (e.g., sharing with our affiliates certain information relating to your transaction history or creditworthiness for their use in marketing to you, or sharing any personal information with nonaffiliates for them to market to you).

How we protect your personal information. To protect your personal information from unauthorized access and use, we use security measures that comply with Federal law. These measures include computer safeguards and secured files and buildings.

Who is providing this Privacy Notice. This Privacy Notice relates to the following entities:

Onex Falcon Direct Lending BDC Fund

Who to contact with questions. If you have any questions about this Privacy Notice, call Steven Gutman at (201) 541-2126.

ONEX FALCON DIRECT LENDING BDC FUND

Annex 1

“KNOW YOUR CUSTOMER” DOCUMENTATION

In compliance with U.S. law, Onex Falcon Investment Advisers, LLC is required to conduct certain “Know Your Customer” reviews prior to accepting an investor commitment. In order to expedite our review, please provide the documentation requested below either in advance of or together with your subscription document. If you have previously invested in an Onex Falcon-sponsored fund using the same “investor,” we may be able to utilize documents you have previously provided. However, if a particular document, such as a license or passport copy, has expired, you may be asked to provide a valid copy of the new document.

Kindly note that we will make our best effort to limit follow-up requests, but Onex Falcon may need to contact you for additional documentation. If you do not have a particular document or are concerned it may not be applicable, please submit the subscription document with the information that you have and we would be happy to review it and revert to you.

Investor Type (based upon the actual investor listed in the subscription document)	Document Request
Individual

Proof of identity:

☐ Copy of government-issued photo identification;

☐ Proof of address (only if not listed on photo identification);

☐ Copy of signatory’s government-issued identification, if signing subscription document under a power of attorney; and

☐ IRS Form W9/W8.

Privately Held Corporation or Non-U.S. Publicly Held Corporation

Proof of identity:

☐ Copy of Certificate of Incorporation;

☐ Document identifying authorized signatories;

☐ IRS Form W9/W8; and

☐ Copy of government issued photo identification for any person ultimately beneficially owning 10% or more equity.

Publicly Held U.S. Corporation	Proof of identity: ☐ Form 10-K; ☐ Copy of Certificate of Incorporation; and ☐ IRS Form W9.

Partnership

Proof of identity:

☐ Copy of certificate of limited partnership or equivalent;

☐ Document identifying authorized signatories;

☐ IRS Form W9/W8; and

☐ Copy of government issued photo identification for any person ultimately beneficially owning 10% or more equity.

Limited Liability Company

Proof of identity:

☐ Copy of certificate of formation or equivalent;

☐ Document identifying authorized signatories;

☐ IRS Form W9/W8; and

☐ Copy of government issued photo identification for any person ultimately beneficially owning 10% or more equity.

ONEX FALCON DIRECT LENDING BDC FUND

Investor Type (based upon the actual investor listed in the subscription document)	Document Request
Sovereign Wealth Fund or Non-U.S. State-Owned Fund/Company	Proof of identity: ☐ Document identifying authorized signatories; and ☐ IRS Form W9/W8.

Trust

Proof of identity:

☐ Copy of trust agreement, certificate of trust, or equivalent;

☐ Document identifying authorized signatories;

☐ IRS Form W9/W8; and

☐ Proof of identity (as applicable) of the (i) settlor and/or grantor, (ii) trustee(s), and other controlling persons, (iii) trust beneficiaries (who receive 10% or more of the economic benefit of the trust), and (iv) any person ultimately beneficially owning 10% or more of such beneficiaries’ equity, partnership, membership or other similar ownership interest.

Pension Plan

Proof of identity:

☐ Copy of trust agreement, certificate of trust, or equivalent;

☐ Certificate of an appropriate officer certifying that the subscription has been authorized and identifying authorized signatories; and

☐ IRS Form W9/W8.

Foundation

Proof of identity:

☐ Copy of Certificate of Incorporation;

☐ IRS Non-Profit Determination, 501(c)(3) Letter, or Form 990 (or equivalent);

☐ Document identifying authorized signatories; and

☐ IRS Form W9/W8.

BLACKSTONE / GSO SECURED LENDING FUND

Annex 2

ANNEX 2 IS APPLICABLE TO CANADIAN INVESTORS ONLY

Non-US Investor Representation

INVESTORS IN CANADA

The Investor represents, warrants and acknowledges that it is (i) an “accredited investor” as such term is defined in National Instrument 45-106 Prospectus Exemptions or, in Ontario, section 73.3(1) of the Securities Act (Ontario), as applicable, and (ii) a “permitted client” as such term is defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligation, and is purchasing the Shares as principal, or is deemed to be purchasing the Shares as principal in accordance with applicable securities laws of the Canadian jurisdiction in which the Investor is resident, for investment purposes only and not with a view to resale or redistribution. The Investor further represents, warrants and acknowledges that it is required to complete the Canadian Addendum to the Subscription Agreement as a condition to investing in the Shares.

BLACKSTONE / GSO SECURED LENDING FUND

Annex 3

ANNEX 3 IS APPLICABLE TO SWISS INVESTORS ONLY

1. The Investor acknowledges and agrees with the Fund and the Adviser that the Fund has not been approved by the Swiss Financial Market Supervisory Authority (“FINMA”) as a foreign collective investment scheme pursuant to Article 120 of the Swiss Collective Investment Schemes Act of June 23, 2006, as amended (“CISA”) and that the Shares will be distributed in, into or from Switzerland (i) exclusively to qualified investors as defined in the Articles 10(3), 10(3bis) and 10(3ter) CISA, its implementing ordinance and guidelines (“Qualified Investors”), and/or otherwise in a manner which does not constitute distribution within the meaning of the CISA, its implementing ordinance and guidelines, and (ii) not in a manner which constitutes a public offering within the meaning of Article 652a or 1156 of the Swiss Code of Obligations (“CO”), and that the Memorandum and any other offering or marketing material have been prepared without regard to the disclosure standards for prospectuses under the CISA, Article 652a or 1156 CO or the listing rules of SIX Swiss Exchange (“SIX”) or any other exchange or regulated trading facility in Switzerland and therefore do not constitute a prospectus within the meaning of the CISA, Article 652a or 1156 CO or the listing rules of SIX or any other exchange or regulated trading facility in Switzerland;

2. The Investor represents and warrants to the Fund and the Adviser that it qualifies as a Qualified Investor and/or acquires the Shares in a manner which does not constitute distribution within the meaning of the CISA, its implementing ordinance and guidelines;

3. The Investor covenants and agrees with the Fund and the Adviser that it will not market, offer or sell the Shares, and the Investor will not make available any marketing or offering materials and/or other documents or information relating to the Fund or the Shares in, into or from Switzerland, except (i) to Qualified Investors and/or otherwise in a manner which does not constitute distribution within the meaning of the CISA its implementing ordinance and guidelines and in compliance with all applicable laws and regulations, and (ii) in a manner which does not constitute a public offering within the meaning of Article 652a or 1156 CO and in compliance with all applicable laws and regulations; and

4. The Investor covenants and agrees to provide the Fund and the Adviser upon request with any supporting documents, information or other evidence as regards the above representations and warranties.

Name of entity:

Signed by:

Name:

Title:

Date: ___________________________

Annex 4

ANNEX 4 IS APPLICABLE TO ALL EEA INVESTORS* AND TO NON-EEA INVESTORS WHO INVEST AS A RESULT OF AN INVESTMENT DECISION MADE BY A RELEVANT MANAGER†

AIFMD

Section 1. The Investor acknowledges that for the purposes of marketing of the Shares to a person who is from, or is domiciled or organised or has a registered office within a member state of the European Economic Area (“EEA”), the Adviser (or the “AIFM”) intends to market the Fund in accordance with the provisions of Article 42 of the AIFMD. Additionally, a person (including a Relevant Manager) who is from, or is domiciled or organised or who has a registered office within, a member state of the EEA may be permitted to acquire Shares where such acquisition is made on an unsolicited basis and exclusively at such person’s own initiative and not at the initiative of the AIFM or any of its affiliates or agents or any person acting on its or their behalf (a “Reverse Enquiry”). In connection therewith, the Investor represents and warrants to the AIFM and the Fund that:

(i) the jurisdiction indicated by the Investor in Section A or D, as applicable, is the jurisdiction which the Investor is from, or in which it is domiciled, organised or has its registered office (the “Specified Jurisdiction”);

(ii) the Investor has received and read the information set out in the Memorandum and Addendum to the Memorandum that contain information about the Fund as required pursuant to Article 23(1) (and (2), if applicable) of the AIFMD;

(iii) the individual executing the Subscription Documents is either:

(a)

the Investor, or is authorised by or on behalf of the Investor to execute the Subscription Documents, but is not acting in relation to the acquisition of the Shares in the capacity of an external, discretionary portfolio manager for the account of the Investor;

or

(b)

an employee or representative of a Relevant Manager and the Relevant Manager is a person to whom the Shares may lawfully be marketed by the AIFM under the national private placement laws and/or the laws relating to Reverse Enquiries applicable to such marketing in each of the jurisdiction(s) where the Relevant Manager is from, is organised or domiciled or has its registered office; and

(iv) where the individual executing the Subscription Documents is not an employee or representative of a Relevant Manager, the final decision of the Investor to acquire the Shares, or the final approval or consent required under the Investor’s constitutional documents or the Investor’s internal policies and procedures relating to the acquisition of Shares, has either been obtained:

(a)	outside of the EEA; or

(b)	in the Specified Jurisdiction.

Yes   ☐             No   ☐

Select Yes only if the answer to each of (i) – (iv) above is a correct statement

*

Applicable to all EEA Investors, including Investors from EEA member states who are required to complete a separate exhibit in relation to their county of domicile / place of registered office (including, for the avoidance of doubt, for UK Investors).

†

For the purposes of the Subscription Agreement, a “Relevant Manager” means a legal entity who has a registered office within a member state of the EEA, or (if no such legal entity has been so appointed) a natural person, whose address is within a Members State of the EEA, who is not an employee, partner, director or member of the Investor, that has been appointed by the Investor to make discretionary investment management decisions on behalf of the Investor pursuant to the terms of a discretionary investment management mandate and, in the context of such appointment, that entity or, as the case may be, natural person (rather than the Investor), made the investment management decision on behalf of the Investor for the Investor to subscribe for Shares in the Fund.

Section 2. The Investor represents and warrants to the AIFM and the Fund that:

where there is no Relevant Manager or where there is a Relevant Manager and the Investor is from, or is domiciled or organised or has a registered office within Germany and Option 2B below does not apply to that Relevant Manager, either

☐

the Investor qualifies as a professional client within the meaning of Annex II to Directive 2004/39/EC of the European Parliament and of the Council of 21 April 2004 on markets in financial instruments (“MiFID”), and the basis for such classification is specified by the Investor in Part I of this Annex 4 (“Option 1A”); or

☐

the Investor is acting on a Reverse Enquiry basis and has executed and delivered to the AIFM or an affiliate of the AIFM confirming that any acquisition of Shares will be on a Reverse Enquiry basis (“Option 1B”); or

☐	the Investor is from, or is domiciled or organised or has a registered office within the UK and does not qualify as a professional client within the meaning of Annex II to MiFID (“Option 1C”);

where there is a Relevant Manager and that Relevant Manager has, from a location that is within the EEA, made the investment decision for the Investor to acquire Shares, either:

☐

the Relevant Manager qualifies as a professional client within the meaning of Annex II to MiFID, and the basis for such classification is specified by the Investor in Part II of this Annex 4 (“Option 2A”); or

☐

the Relevant Manager is acting on a Reverse Enquiry basis and has executed and delivered to the AIFM or an Affiliate of the AIFM confirming that any acquisition of Shares by the Investor will be on a Reverse Enquiry basis (“Option 2B”); or

in all other circumstances where there is a Relevant Manager,

☐	the Relevant Manager has made the investment decision for the Investor to acquire Shares, from a location that is outside of the EEA (“Option 3”).

PLEASE SELECT WHICHEVER OF THE ABOVE THREE OPTIONS IS APPLICABLE.

IF THE INVESTOR IS FROM, OR IS DOMICILED OR ORGANISED OR HAS A REGISTERED OFFICE

WITHIN GERMANY AND THERE IS A RELEVANT MANAGER AND OPTION 2B DOES NOT APPLY,

OPTION 1A AND ONE ADDITIONAL OPTION OUT OF OPTIONS 2A OR 3 MUST BE SELECTED

Confirmation of Ability to Disclose Side Letters

Save as otherwise agreed with the AIFM (but only to the extent such agreement is consistent with the disclosure obligations set out in Article 23(1)(j) of the AIFMD), if the Investor is or becomes the addressee recipient of a side letter in connection with its subscription, the Investor hereby consents to the disclosure of such side letter to those persons whom the AIFM may determine in accordance with the AIFMD in its sole discretion.

Confirmation as to Professional Client status for the purposes of AIFMD

Verification of Status as a “professional client” under Annex II to MiFID

PART I – TO BE COMPLETED IF OPTION 1 WITHIN SECTION 2 OF THIS ANNEX 4 HAS BEEN SELECTED

The Investor represents and warrants that it qualifies as a “professional client” as defined under Annex II to MiFID. The Investor has checked the applicable statements below pursuant to which it qualifies as a professional client. The Investor agrees to provide such further information and execute and deliver such documents as the AIFM may reasonably request to verify its status as a professional client.

PLEASE CHECK ONE OR MORE STATEMENTS, AS APPLICABLE, BELOW

The Investor possess the experience, knowledge and expertise to make its own investment decisions and properly assess the risks involved and is one of the following types of client:

1.

☐ An entity which is required to be authorised or regulated to operate in the financial markets (including entities authorised by a European Union member state (a “Member State”) under a directive, entities authorised or regulated by a Member State without reference to a directive, and entities authorised or regulated by a non-Member State), such as:

☐ a credit institution;

☐ an investment firm;

☐ any other authorised or regulated financial institution;

☐ an insurance company;

☐ a collective investment scheme or management company of such a scheme;

☐ a pension fund or a management company of such a pension fund;

☐ a commodity or commodity derivatives dealer;

☐ a local (i.e., a local firm as defined under Directive 2006/49/EC), as amended; OR

☐ any other institutional investor.

OR

2.	☐ A large undertaking meeting two of the following size requirements on a company basis:

•	balance sheet total equal to or exceeding:	€20,000,000
•	net turnover total equal to or exceeding:	€40,000,000
•	own funds total equal to or exceeding:	€2,000,000

OR

3.

☐ A national or regional government, a public body that manages public debt, a central bank, an international and supranational institution (such as the World Bank, the International Monetary Fund, the European Central Bank or the European Investment Bank) or any other similar international organisation.

OR

4.

☐ Any other institutional investor whose main activity is to invest in the financial instruments specified in Section C of Annex I to MiFID, including entities dedicated to the securitisation of assets or other financing transactions.

OR

5.

☐ The Investor is none of the above, but for the purposes of this transaction or type of transaction and at its request and initiative, it has been categorised by an authorised investment firm as a professional client in accordance with the assessment procedure and formalities specified in Section II of Annex II to MiFID, particulars of which have been provided separately to the AIFM.

PART II – TO BE COMPLETED IF OPTION 2 WITHIN SECTION 2 OF THIS ANNEX 4 HAS BEEN SELECTED

The Investor represents and warrants that the Relevant Manager qualifies as a “professional client” as defined under Annex II to MiFID. The Investor has checked the applicable statements below pursuant to which the Relevant Manager qualifies as a professional client. The Investor agrees to provide or procure the provision of such further information and execute and deliver such documents as the AIFM may reasonably request to verify the Relevant Manager’s status as a professional client.

PLEASE CHECK ONE OR MORE STATEMENTS, AS APPLICABLE, BELOW

The Relevant Manager possesses the experience, knowledge and expertise to make its own investment decisions and properly assess the risks involved and is one of the following types of client:

1.

☐ An entity which is required to be authorised or regulated to operate in the financial markets (including entities authorised by a European Union member state (a “Member State”) under a directive, entities authorised or regulated by a Member State without reference to a directive, and entities authorised or regulated by a non-Member State), such as:

☐ a credit institution;

☐ an investment firm;

☐ any other authorised or regulated financial institution;

☐ an insurance company;

☐ a collective investment scheme or management company of such a scheme;

☐ a pension fund or a management company of such a pension fund;

☐ a commodity or commodity derivatives dealer;

☐ a local (i.e., a local firm as defined under Directive 2006/49/EC), as amended; OR

☐ any other institutional investor.

OR

2.	☐ A large undertaking meeting two of the following size requirements on a company basis:

•	balance sheet total equal to or exceeding:	€20,000,000
•	net turnover total equal to or exceeding:	€40,000,000
•	own funds total equal to or exceeding:	€2,000,000

OR

3.

☐ A national or regional government, a public body that manages public debt, a central bank, an international and supranational institution (such as the World Bank, the International Monetary Fund, the European Central Bank or the European Investment Bank) or any other similar international organisation.

OR

4.

☐ Any other institutional investor whose main activity is to invest in the financial instruments specified in Section C of Annex I to MiFID, including entities dedicated to the securitisation of assets or other financing transactions.

OR

5.

☐ The Relevant Manager is none of the above, but for the purposes of this transaction or type of transaction and at its request and initiative, it has been categorised by an authorised investment firm as a professional client in accordance with the assessment procedure and formalities specified in Section II of Annex II to MiFID, particulars of which have been provided separately to the AIFM.

Please fill in W-9 provided on the electronic subscription document system.